                             ASSIGNMENT OF LEASE


      This ASSIGNMENT OF LEASE (hereinafter "Assignment") is made on March 22, 1995, between ALPHA 1 BIOMEDICALS, INC. (hereinafter "Assignor"), whose address is Two Democracy Center, 6903 Rockledge Drive, Suite 1200, Bethesda, Maryland 20817, and SCIOS NOVA INC. (hereinafter "Assignee"), whose address is 2450 Bayshore Parkway, Mountain View, California 94043, who agree as follows:

      1. RECITALS. This Assignment is made with reference to the following facts and objectives:

            1.1 Assignor, as Tenant, entered into a written lease dated January 22, 1993, and subsequent Amendment Nos. 1, 2 and 3 (collectively the "Master Lease," attached hereto as Exhibit A), in which Landlord (John Arrillaga, Trustee, or his Successor Trustee, UTA dated 7/20/77 [John Arrillaga Separate Property Trust] as amended, and Richard T. Peery, Trustee, or his Successor Trustee, UTA dated 7/20/77 [Richard T. Peery Separate Property Trust] as amended, collectively the "Landlord") leased to Assignor and Assignor leased from Landlord premises located in the City of Sunnyvale, County of Santa Clara, State of California ("Premises"), described as follows:

     a portion of that certain 51,680 square foot, one-story building located at 820 West Maude Avenue, Suite 101, Sunnyvale, California 94086, consisting of approximately 26,920 square feet of space;

            1.2 Assignor desires to assign all its right, title, and interest in the Master Lease to Assignee.

      2. EFFECTIVE DATE OF ASSIGNMENT. This Assignment shall take effect on March 22, 1995, and Assignor shall give possession of the Premises to Assignee on that date.

      3. ASSIGNMENT AND ASSUMPTION. Subject to the terms hereof and to obtaining the consent of Landlord to this Assignment in the form attached as Exhibit B, (the "Landlord's Consent"), Assignor assigns and transfers to Assignee all its right, title, and interest in the Master Lease, and Assignee accepts the assignment and assumes and agrees to perform, from the date this Assignment becomes effective, as a direct obligation to Landlord, all the provisions of the Master Lease as modified by the Landlord's Consent or this Assignment.

      4. HAZARDOUS MATERIALS. Assignor represents and warrants that, to the best of its knowledge and during the term of its occupancy: (i) no hazardous waste or substance was stored, treated or disposed of on the Premises, and that no underground tanks were placed on the Premises; (ii) the Premises is in complete compliance with all applicable statutes and regulations, including environmental, health and safety requirements, (iii) Assignor's business on the Premises disposed of its waste in accordance with all applicable statutes, ordinances and regulations; (iv)

Assignor has had no notice of any pending or threatened action or proceeding arising out of the condition of the Premises or alleged violation of environmental, health or safety statutes, ordinances or regulations; (v) no condition exists which might threaten the ability of Assignee to acquire all governmental permits required to operate a business similar to the business of Assignor on the Premises. Assignor and Assignee agree that in terms of allocating their responsibility for Hazardous Materials under the Master Lease (including Section 48), Assignor shall remain responsible for all Hazardous Materials conditions relating to the Premises existing as of the Effective Date, and that Assignee shall be responsible only for changes in the hazardous materials condition of the Premises which result from the operations of Assignee after the Effective Date of this Assignment.

      5. TENANT IMPROVEMENTS; FURNITURE, FIXTURES AND EQUIPMENT. In exchange for $100,000.00 consideration to be paid to Assignor by Assignee upon commencement of and as a precondition to the assignment term, Assignor assigns and transfers to Assignee all its right, title and interest in all existing tenant improvements in the Premises, in their as-is condition, plus the list of existing furniture, fixtures and equipment listed on attached Exhibit C.

      6. ASSIGNEE TO HOLD ASSIGNOR HARMLESS. Subject to Sections 3 and 4, if Assignee defaults in its obligations under the Master Lease as modified by this Assignment or the Landlord's Consent and Assignor in its sole discretion pays rent to Landlord or fulfills any of Assignee's other obligations in order to prevent Assignee from being in default, Assignee immediately shall reimburse Assignor for the amount of rent or costs incurred by Assignor in fulfilling Assignee's obligations under this Assignment, together with interest on those sums at the rate of 10% per annum. Assignor and Assignee shall each indemnify and hold harmless the other and its employees, representatives, directors, officers and agents (collectively "Agents"), against and from any and all losses, claims, liabilities, judgments, costs, demands, causes of action, and expenses (including, without limitation, reasonable attorneys' fees and consultants' fees) (collectively "Claims") arising from or related to the following: (a) each such party's use of the Premises or from any activity done, permitted or suffered by such party in, on or about the Premises, the Building, or the Property; (b) any act or omission by such party and/or their respective Agents in connection with or related to this Assignment, the Building, or the Property; (c) any breach or default of such party in the terms of this Assignment; and (d) any action or proceeding brought by Landlord pursuant to the parties' joint and several indemnification of Landlord pursuant to Section 5 of the Landlord's Consent arising as a result of the foregoing. If any action or proceeding is brought against a party for which it is entitled to be indemnified hereunder, (the "Indemnified Party"), upon notice from the other party (the "Indemnifying Party"), the Indemnifying Party shall defend the same at such party's expense with counsel reasonably satisfactory to the Indemnified Party. The obligations of Assignor and Assignee under this Section 6 shall survive any termination of the Assignment or the Master Lease.


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

      7.    DEFAULT OF LEASE; NOTICE TO ASSIGNOR

            7.1 NOTICE TO ASSIGNOR. If Assignee or Assignor receives a notice of default from Landlord, each shall promptly send a copy to the other.

            7.2 ASSIGNOR'S REMEDIES AGAINST ASSIGNEE. If Assignee defaults under the Master Lease as modified by this Assignment or the Landlord's Consent, Assignor shall have the rights against Assignee that are available by law and those contained in the Master Lease, including, without limitation, Assignor's right to reenter and retake possession of the Premises from Assignee.

      8.    PREPAID RENT; SECURITY DEPOSIT; BROKERS; PRORATIONS; REMOVAL.

            8.1 PREPAID RENT; SECURITY DEPOSIT. The parties acknowledge that Landlord now holds the sum of $67,300.00 as a Security Deposit, to be applied subject to the provisions of the Master Lease. Upon commencement of and as a precondition to the assignment term, Assignee shall reimburse Assignor in said amount of $67,300.00 for the existing Security Deposit paid under the terms of the Master Lease. Assignor releases all claims to that sum currently held by Landlord, and the sum shall be held by Landlord for the benefit of Assignee, subject to the provisions of the Master Lease.

            8.2 BROKERS. Assignor shall be responsible for all compensation of all brokers relating to this Assignment transaction, specifically including Cornish & Carey, Catalyst Group and Northbridge Group.

            8.3 PRORATIONS. Property taxes, property insurance and any other expenses billed by Landlord under the Master Lease shall be prorated between Assignor and Assignee as of the Effective Date.

            8.4   REMOVAL OF PROPERTY.  Not later than March 21, 1995,
Assignor shall remove from the Premises the items of personal property listed on Exhibit D.

      9. INSURANCE. Assignee shall carry insurance per the Master Lease and name Assignor as an additional insured. Assignee shall, within 10 days of the execution hereof, provide Landlord with a certificate of insurance from its insurer which confirms that the insurance coverage required to be carried by Tenant under the Master Lease is in full force and effect.

      10.  MISCELLANEOUS.

            10.1 ATTORNEYS' FEES. If either party commences an action against the other party arising out of or in connection with this Assignment, the prevailing party shall be entitled to recover from the losing party reasonable attorneys' fees and costs of suit.

            10.2 NOTICE. Any notice, demand, request, consent, approval, or communication that either party desires or is required to give to the other party shall be in writing and either be served personally or sent by registered or certified prepaid, first-class mail. Any notice, demand, request, consent, approval, or communication that either party desires or is required to give to the other party shall be addressed to the other party at the address set forth in the introductory paragraph of this Agreement. Either party may change its address by notifying the other party of the change of address. Notice shall be deemed communicated upon receipt if mailed as provided in this paragraph.

            10.3 SUCCESSORS. This Assignment shall be binding on and inure to the benefit of the parties and their successors.

            10.4 GOVERNING LAWS. This Assignment shall be interpreted and governed by the laws of the state of California as applied to contracts between residents of California that is to be performed in California.


      IN WITNESS WHEREOF, Assignor and Assignee have executed this Agreement as of the day and year first hereinabove set forth.


ASSIGNOR:                                       ASSIGNEE:

ALPHA 1 BIOMEDICALS, INC.,                      SCIOS NOVA INC.,
a Delaware corporation                          a Delaware corporation


By/S/ROBERT J. LANHAM                         By /S/RICHARD L. CASEY
  -------------------------                      -------------------------
      Robert J. Lanham                                Richard L. Casey
      Vice President                                  Chairman, President &
      Finance & Administration                        Chief Executive Officer



Exhibits:

A:    Master Lease
B:    Landlord's Consent to Assignment
C:    Personal Property Sold to Assignee
D:    Personal Property to be Removed


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

                                  EXHIBIT A

                                                                     PROP #090
                                                                       UNIT #2
                                                                  TENANT #9002

                               LEASE AGREEMENT

THIS LEASE, made this 22nd day of January, 1993 between JOHN ARRILLAGA, Trustee, or his Successor Trustee, UTA dated 7/20/77 (JOHN ARRILLAGA SEPARATE PROPERTY TRUST) as amended, and RICHARD T. PEERY, Trustee, or his Successor Trustee, UTA dated 7/20/77 (RICHARD T. PEERY, SEPARATE PROPERTY TRUST) as amended, hereinafter called Landlord and ALPHA 1 BIOMEDICALS, INC., a Delaware corporation, hereinafter called Tenant.

                                 WITNESSETH:

      Landlord hereby leases to Tenant and Tenant hereby hires and takes from Landlord those certain premises (the "Premises") outlined in red on Exhibit "A", attached hereto and incorporated herein by this reference thereto more particularly described as follows:

          A portion of that certain 51,680+ square foot, one-story building located at 810 W. Maude Ave., Ste. 101, Sunnyvale, California, consisting of approximately 15,018+ square feet of space. Said Premises is more particularly shown within the area outlined in Red on EXHIBIT A. The entire parcel, of which the Premises is a part, is shown within the area outlined in Green on EXHIBIT A attached hereto. The Premises is leased on an "as-is" basis, in its present condition, and in the configuration as shown in Red on EXHIBIT B attached hereto.


     The word "Premises" as used throughout this lease is hereby defined to include the nonexclusive use of sidewalks and driveways in front of or adjacent to the Premises, and the nonexclusive use of the area directly underneath or over such sidewalks and driveways. The leased area of the Premises shall be measured from outside of exterior walls to outside of exterior walls, and shall include any atriums, covered entrances or egresses and covered loading areas.
      Said letting and hiring is upon and subject to the terms, covenants and conditions hereinafter set forth and Tenant covenants as a material part of the consideration for this Lease to perform and observe each and all said terms, covenants and conditions. This Lease is made upon the conditions of such performance and observance.

1. USE Tenant shall use the Premises only in conformance with applicable governmental laws, regulations, rules and ordinances for the purpose of general office, light manufacturing, research and development, and storage and other uses necessary for Tenant to conduct Tenant's business in accordance with all applicable governmental laws and ordinances and for no other purpose. Tenant shall not do or permit to be done in or about the Premises nor bring or keep or permit to be brought or kept in or about the Premises anything which is prohibited by or will in any way increase the existing rate of (or otherwise effect) fire or any insurance covering the Premises or any part thereof, or any of its contents, or will cause a cancellation of any insurance covering the Premises or any part thereof, or any of its contents. Tenant shall not do or permit to be done anything in, on or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Premises or neighboring premises or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. No sale by auction shall be permitted on the Premises. Tenant shall not place any loads upon the floors, walls, or ceiling which endanger the structure, or place any harmful fluids or other material in the drainage system of the building, or overload existing electrical or other mechanical systems. No waste materials or refuse shall be dumped upon or permitted to remain upon any part of the Premises or outside of the building in which the Premises are a part, except in trash containers placed inside exterior enclosures designated by Landlord for that purpose or inside of the building proper where designated by Landlord. No materials, supplies, equipment, finished products or semi-finished products, raw materials or articles of any nature shall be stored upon or permitted to remain outside the Premises. Tenant shall not place anything or allow anything to be placed near the glass of any window, door partition or wall which may appear unsightly from outside the Premises. No loudspeaker or other device, system or apparatus which can be heard outside the Premises shall be used in or at the Premises without the prior written consent of Landlord. Tenant shall not commit or suffer to be committed any waste in or upon the Premises. Tenant shall indemnify, defend and hold Landlord harmless against any loss, expense, damage, reasonable attorneys' fees, or liability arising out of failure of Tenant to comply with any applicable law. Tenant shall comply with any covenant, condition, or restriction ("CC&R's") affecting the Premises. The provisions of this paragraph are for the benefit of Landlord only and shall not be construed to be for the benefit of any tenant or occupant of the Premises.

2.  TERM
     A. The term of this lease shall be for a period of FIVE YEARS SIX MONTHS (5Y 6M) years (unless sooner terminated as hereinafter provided) and, subject to Paragraphs 2B and 3, shall commence on the 1st day of March, 1993 and end on the 31st day of August, 1998.

      B. Possession of the Premises shall be deemed tendered and the term of the Lease shall commence on March 1, 1993.

3.   RENT
      A. BASIC RENT. Tenant agrees to pay Landlord at such place as Landlord may designate without deduction, offset, prior notice, or demand, and Landlord agrees to accept as Basis Rent for the leased Premises the total sum of EIGHT HUNDRED FIFTY SIX THOUSAND TWENTY SIX AND NO/100 Dollars ($856,026.00) in lawful money of the United States of America, payable as follows:

SEE PARAGRAPH 39 FOR BASIS RENT SCHEDULE.

      B. TIME FOR PAYMENT. Full monthly rent is due in advance on the first day of each calendar month. In the event that the term of this Lease commences on a date other than the first day of the calendar month, on the date of commencement of the term hereof Tenant shall pay to Landlord as rent for the period from such date of commencement to the first day of the next succeeding calendar month that proportion of the monthly rent hereunder which the number of days between such date of commencement and the first day of the next succeeding calendar month bears to thirty (30). In the event that the term of this Lease for any reason ends on a date than the last day of a calendar month, on the first day of the last calendar month term hereof Tenant shall pay to Landlord as rent for the period from said first day of said last calendar month to and including the last day of the term hereof that proportion of the monthly rent hereunder which the number of days between said first day of said last calendar month and the last day of the term hereof bears to thirty (30).

     C. LATE CHARGE. Notwithstanding any other provision of this Lease, if Tenant is in default in the payment of rental as set forth in this Paragraph 4 when due, or any part thereof, Tenant agrees to pay Landlord, in addition to the delinquent rental due, a late charge for each rental payment in default ten (10) days. Said late charge shall equal ten (10%) of each rental payment so in default.

      D. ADDITIONAL RENT. Beginning with commencement date of the term of this Lease, Tenant shall pay to the Landlord or to Landlord's designated agent in addition to the Basic Rent and as Additional Rent the following:
      (a) All Taxes relating to the Premises as set forth in Paragraph 9, and
      (b) All insurance premiums relating to the Premises, as set forth in Paragraph 12, and
      (c) All charges, costs and expenses, which Tenant is required to pay hereunder, together with all interest and penalties, costs and expenses including reasonable attorneys' fees and legal expenses, that may accrue thereto in the event of Tenant's failure to pay such amounts, and all damages, reasonable costs and expenses which Landlord may incur by reason of default of Tenant or failure on Tenant's part to comply with the terms of this Lease. In the event of nonpayment by Tenant of Additional Rent, Landlord shall have all the rights and remedies with respect thereto as Landlord has for nonpayment of rent.

      The Additional Rent due hereunder shall be paid to Landlord or Landlord's agent (i) within ten days after presentation of invoice from Landlord or Landlord's agent setting forth such Additional Rent and/or (ii) at the option of Landlord, Tenant shall pay to Landlord monthly, in advance, Tenant's prorata share of an amount estimated by Landlord to be Landlord's approximate average monthly expenditure for such Additional Rent items, which estimated amount shall be reconciled at the end of each calendar year as compared to Landlord's actual expenditure for said Additional Rent items, with Tenant paying to Landlord, upon demand, any amount of actual expenses by Landlord in excess of said estimated amount, or Landlord refunding to Tenant (providing Tenant is not in default in the performance of any of the terms, covenants and conditions of this Lease) any amount of estimated payments made by Tenant in excess of Landlord's actual expenditures for said Additional Rent items.
      The respective obligations of Landlord and Tenant under this paragraph shall survive the expiration or other termination of the term of this Lease, and if the term hereof shall expire or shall otherwise terminate on a day other than the last day of a calendar year, the actual Additional Rent incurred for the calendar year in which the term hereof expires or otherwise terminates shall be determined and settled on the basis of the statement of actual Additional Rent for such calendar year and shall be prorated in the proportion which the number of days in such calendar year preceding such expiration or termination bears to 365.

     E. PLACE OF PAYMENT OF RENT AND ADDITIONAL RENT. All Basic Rent hereunder and all payments hereunder for Additional Rent shall be paid to Landlord at the office of Landlord at PEERY/ARRILLAGA, P.O. BOX 60000, FILE 1504, SAN FRANCISCO, CALIFORNIA 94160 or to such other person or to such other place as Landlord may from time to time designate in writing.

      F.  SECURITY DEPOSIT.  Concurrently with Tenant's execution of this
Lease, Tenant shall deposit with Landlord the sum of THIRTY ONE THOUSAND FIVE HUNDRED THIRTY SEVEN AND 80/100 Dollars ($31,537.80). Said sum shall be held by Landlord as a Security Deposit for the faithful performance by Tenant of all terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the term hereof. If Tenant defaults with respect to any provision of this Lease, including, but not limited to, the provisions relating to the payment of rent and any of the monetary sums due herewith, Landlord may (but shall not be required to) use, apply or retain all or any part of this Security Deposit for the payment of any other amount which Landlord may spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said Deposit is so used or applied, Tenant shall, within ten (10) days after written demand therefor, deposit cash with Landlord in the amount sufficient to restore the Security Deposit to its original amount. Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on such Deposit. If Tenant fully and faithfully performs every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant (or at Landlord's option, the last assignee of Tenant's interest hereunder) at the expiration of the Lease term and after Tenant has vacated the Premises. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said Deposit to Landlord's successor in interest whereupon Tenant agrees to release Landlord from liability for the return of such Deposit or the accounting therefor.

4. ACCEPTANCE AND SURRENDER OF PREMISES By entry hereunder, Tenant accepts the Premises as being in good and sanitary order, condition and repair and accepts the building and improvements included in the Premises in their present condition and without representation or warranty by Landlord as to the condition of such building or as to the use or occupancy which may be made thereof. Any exceptions to the foregoing must be by written agreement executed by Landlord and Tenant. Tenant agrees on the last day of the Lease term, or on the sooner termination of this Lease, to surrender the Premises promptly and peaceably to Landlord in good condition and repair (damage by Acts of God, fire, normal wear and tear excepted), with all interior walls painted, or cleaned so that they appear freshly painted, and repaired and replaced, if damaged; all floors cleaned and waxed; all carpets cleaned and shampooed; all broken, marred or nonconforming acoustical ceiling tiles replaced; all windows washed; the air conditioning and heating systems serviced by a reputable and licensed service firm and in good operating condition and repair; the plumbing and electrical systems and lighting in good order and repair, including replacement of any burned out or broken light bulbs or ballasts; the lawn and shrubs in good condition including the replacement of any dead or damaged plantings; the sidewalk, driveways and parking areas in good order, condition and repair; together with all alterations, additions, and improvements which may have been made in, to, or on the Premises (except moveable trade fixtures installed at the expense of Tenant) except that Tenant shall ascertain from Landlord within thirty (30) days before the end of the term of this Lease whether Landlord desires to have the Premises or any part or parts thereof restored to their condition and configuration as when the Premises were delivered to Tenant and if Landlord shall so desire, then Tenant shall restore said Premises or such part or parts thereof before the end of this Lease at Tenant's sole cost and expense. Tenant, on or before the end of the term or sooner termination of this Lease, shall remove all of Tenant's personal property and trade fixtures from the Premises, and all property not so removed on or before the end of the term or sooner termination of this Lease shall be deemed abandoned by Tenant and title to same shall thereupon pass to Landlord without compensation to Tenant. Landlord may, upon termination of this Lease, remove all moveable furniture and equipment so abandoned by Tenant, at Tenant's sole cost, and repair any damage caused by such removal at Tenant's sole cost. If the Premises be not surrendered at the end of the term or sooner termination of this Lease, Tenant shall indemnify Landlord against loss or liability resulting from the delay by Tenant in so surrendering the Premises including, without limitation, any claims made by any succeeding tenant founded on such delay. Nothing contained herein shall be construed as an extension of the term hereof or as a consent of Landlord to any holding over by Tenant. The voluntary or other surrender of this Lease or the Premises by Tenant or a mutual cancellation of this Lease shall not work as a merger and, at the option of Landlord, shall either terminate all or any existing subleases or subtenancies or operate as an assignment to Landlord of all or any such subleases or subtenancies.


5. ALTERATIONS AND ADDITIONS Tenant shall not make, or suffer to be made, any alteration or addition to the Premises, or any part thereof, without the written consent of Landlord first had and obtained by Tenant (such consent not to be unreasonably withheld), but at the cost of Tenant, and any addition to, or alteration of, the Premises, except moveable furniture and trade fixtures, shall at once become a part of the Premises and belong to Landlord. Landlord reserves the right to approve all contractors and mechanics proposed by Tenant to make such alterations and additions. Tenant shall retain title to all moveable furniture and trade fixtures placed in the Premises. All heating, lighting, electrical, air conditioning, floor to ceiling partitioning, drapery, carpeting, and floor installations made by Tenant, together with all property that has become an integral part of the Premises, shall not be deemed trade fixtures. Tenant agrees that it will not proceed to make such alteration or additions, without having obtained consent from Landlord to do so, and until five (5) days from the receipt of such consent, in order that Landlord may post appropriate notices to avoid any liability to contractors or material suppliers for payment for Tenant's improvements. Tenant will at all times permit such notices to be posted and to remain posted until the completion of work. Tenant shall, if required by Landlord, secure at Tenant's own cost and expense, a completion and lien indemnity bond, satisfactory to Landlord, for such work. Tenant further covenants and agrees that any mechanic's lien filed against the Premises for work claimed to have been done for, or materials claimed to have been furnished to Tenant, will be discharged by Tenant, by bond or otherwise, within ten (10) days after the filing thereof, at the cost and expense of Tenant. Any exceptions to the foregoing must be made in writing and executed by both Landlord and Tenant.

6. TENANT MAINTENANCE Tenant shall, at its sole cost and expense, keep and maintain the Premises (including appurtenances) and every part thereof in a high standard of maintenance and repair, and in good sanitary condition. Tenant's maintenance and repair responsibilities herein referred to include, but are not limited to, janitorization, plumbing systems within the Premises (such as water and drain lines, sinks), electrical systems within the Premises (such as outlets, lighting fixtures, lamps, bulbs, tubes, ballasts), heating and airconditioning controls within in the Premises (such as mixing boxes, thermostats, time clocks, supply and return grills), all interior improvements within the premises including but not limited to: wall coverings, window coverings, acoustical ceilings, vinyl tile, carpeting, partitioning, doors, (both interior and exterior, including closing mechanisms, latches, locks), and all other interior improvements of any nature whatsoever. Tenant agrees to provide carpet shields under all rolling chairs or to otherwise be responsible for wear and tear of the carpet caused by such rolling chairs if such wear and tear exceeds that caused by normal foot traffic in surrounding areas. Areas of excessive wear shall be replaced at Tenant's sole expense upon Lease termination.

SEE PARAGRAPH 45.

7.    TAXES
     A. As Additional Rent and in accordance with Paragraph 4D of this Lease, Tenant shall pay to Landlord, or if Landlord so directs, directly to the Tax Collector, all Real Property relating to the Premises. In the event the Premises leased hereunder consist of only a portion of the entire tax parcel, Tenant shall pay to Landlord Tenant's proportionate share of such real estate taxes allocated to the leased Premises by square footage or other reasonable basis as calculated and determined by Landlord. If the tax billing pertains 100% to the leased Premises, and Landlord chooses to have Tenant pay said real estate taxes directly to the Tax Collector, then in such event it shall be the responsibility of Tenant to obtain the tax and assessment bills and pay, prior to delinquency, the applicable real property taxes and assessments pertaining to the leased Premises, and failure to receive a bill for taxes and/or assessments shall not provide a basis for cancellation of or nonresponsibility for payment of penalties for nonpayment or late payment by Tenant. The term "Real Property Taxes", as used herein, shall mean (i) all taxes, assessments, levies and other charges of any kind or nature whatsoever, general and special, foreseen and unforeseen (including all installments of principal and interest required to pay any general or special assessments for public improvements and any increases resulting from reassessments caused by any change in ownership of the Premises) now or hereafter imposed by any governmental or quasi-governmental authority or special district having the direct or indirect power to tax or levy assessments, which are levied or assessed against, or with respect to the value, occupancy or use of, all or any portion of the Premises (as now constructed or as may at any time hereinafter be constructed, altered, or otherwise changed) or Landlord's interest therein; any improvements located within the Premises (regardless of ownership); the fixtures, equipment and other property of Landlord, real or personal, that are an integral part of and located in the Premises; or parking areas, public utilities, or energy within the Premises; (ii) all charges, levies or fees imposed by reason of environmental regulation or other governmental control of the Premises; and (iii) all costs and fees (including reasonable attorneys' fees) incurred by Landlord in reasonably contesting any Real Property Tax and in negotiating with public authorities as to any Real Property Tax. If at any time during the term of this Lease the taxation or assessment of the Premises prevailing as of the commencement date of this Lease shall be altered so that in lieu of or in addition to any Real Property Tax described above there shall be levied, assessed or imposed (whether by reason of a change in the method of taxation or assessment, creation of a new tax or charge, or any other cause) an alternate or additional tax or charge (i) on the value, use or occupancy of the Premises or Landlord's interest therein or (ii) on or measured by the gross receipts, income or rentals from the Premises, on Landlord's business of leasing the Premises, or computed in any manner with respect to the operation of the Premises, then any such tax or charge, however designated,shall be included within the meaning of the term "Real Property Taxes" for purposes of this Lease. If any Real Property Tax is based upon property or rents unrelated to the Premises, then only that part of such Real Property Tax that is fairly allocable to the Premises shall be included within the meaning of the term "Real Property Taxes". Notwithstanding the foregoing, the term "Real Property Taxes" shall not include estate, inheritance, gift or franchise taxes of Landlord or the federal or state net income tax imposed on Landlord's income from all sources.
      B. TAXES ON TENANT'S PROPERTY Tenant shall be liable for and shall pay ten days before delinquency, taxes levied against any personal property or trade fixtures placed by Tenant in or about the Premises. If any such taxes on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property or if the assessed value of the Premises is increased by the inclusion therein of a value placed upon such personal property or trade fixtures of Tenant and if Landlord, after written notice to Tenant, pays the taxes based on such increased assessment, which Landlord shall have the right to do regardless of the validity thereof, but only under proper protest if requested by Tenant, Tenant shall upon demand, as the case may be, repay to Landlord the taxes so levied against Landlord, or the proportion of such taxes resulting from such increase in the assessment; provided that in any such event Tenant shall have the right, in the name of Landlord and with Landlord's full cooperation, to bring suit in any court of competent jurisdiction to recover the amount of such taxes so paid under protest, and any amount so recovered shall belong to Tenant.

8. LIABILITY INSURANCE Tenant, at Tenant's expense, agrees to keep in force during the term of this Lease a policy of comprehensive general liability insurance for bodily injury and property damage occurring in, on or about the Premises, including parking and landscaped areas, in the amount of $2,000,000 combined single limit. Such insurance shall be primary and noncontributory as respects any insurance carried by Landlord. The policy or policies effecting such insurance shall name Landlord as additional insureds, and shall insure any liability of Landlord, contingent or otherwise, as respects acts or omissions of Tenant, its agents, employees or invitees or otherwise by any conduct or transactions of any said persons in or about concerning the Premises, including any failure of Tenant to observe or perform any of its obligations hereunder; shall be issued by an insurance company admitted to transact business in the State of California; and shall provide that the insurance effected shall not be canceled, except upon thirty (30) days' prior written notice to Landlord. A certificate of insurance of said policy shall be delivered to Landlord. If, during the term of this Lease, in the considered opinion of Landlord's Lender, insurance advisor, or counsel, the amount of insurance described in this Paragraph 8 is not adequate, Tenant agrees to increase said coverage to such reasonable amount as Landlord's Lender, insurance advisor, or counsel shall deem adequate.

9. TENANT'S PERSONAL PROPERTY INSURANCE AND WORKMAN'S COMPENSATION INSURANCE Tenant shall maintain a policy or policies of fire and property damage insurance in "all risk" form with a sprinkler leakage endorsement insuring the personal property, inventory, trade fixtures, and leasehold improvements within the leased Premises for the full replacement value thereof. The proceeds from any such policies shall be used for the repair or replacement of such items so insured.
      Tenant shall also maintain a policy or policies of workman's compensation insurance and any other employee benefit insurance sufficient to comply with all laws.

10. PROPERTY INSURANCE Landlord shall purchase and keep in force, and as Additional Rent and in accordance with Paragraph 4D of this Lease, Tenant shall pay to Landlord Tenant's proportionate share (allocated to the leased Premises by square footage or other equitable basis as calculated and determined by Landlord) of the cost of, policy or policies of insurance covering loss or damage to the Premises (excluding routine maintenance and repairs and incidental damage or destruction caused by accidents or vandalism for which Tenant is responsible under Paragraph 7) in the amount of the full replacement value thereof, providing protection against those perils included within the classification of "all risks" insurance and flood and/or earthquake insurance, if available, plus a policy of rental income insurance in the amount of one hundred (100%) percent of twelve (12) months Basic Rent, plus sums paid as Additional Rent. If such insurance cost is increased due to Tenant's use of the Premises, Tenant agrees to pay to Landlord the full cost of such increase. Tenant shall have no interest in nor any right to the proceeds of any insurance procured by Landlord for the Premises.
      Landlord and Tenant do each hereby respectively release the other, to the extent in insurance coverage of the releasing party, from any liability for loss or damage caused by fire or any of the extended casualties included in the releasing party's insurance policies, irrespective of the cause of such fire or casualty; provided, however, that if the insurance policy of either releasing party prohibits such waiver, then this waiver shall not take effect until consent to such waiver os obtained. If such waiver is prohibited, the insured party affected shall promptly notify the other party thereof.

11. INDEMNIFICATION Landlord shall not be liable to Tenant and Tenant hereby waives all claims against Landlord for any injury to or death of any person or damage to or destruction of property in or about the Premises by or from any cause whatsoever, including, without limitation, gas, fire, oil, electricity or leakage of any character from the roof, walls, basement or other portion of the Premises but excluding, however, the negligence of Landlord, its agents, servants, employees, invitees, or contractors of which negligence Landlord has knowledge and reasonable time to correct. Except as to injury to persons or damage to property the principal cause of which is the negligence of Landlord, Tenant shall hold Landlord harmless from and defend Landlord against any and all expenses, including reasonable attorneys' fees, in connection therewith, arising out of any injury to or death of any person or damage to or destruction of property occurring in, on or about the Premises, or any part thereof, from any cause whatsoever.

12. COMPLIANCE Tenant, at its sole cost and expense, shall promptly with all laws, statutes, ordinances and governmental rules, regulations or requirements now or hereafter in effect; with the requirements of any board of fire underwriters or other similar body now or hereafter constituted; and with any direction or occupancy certificate issued pursuant to law by any public officer; provided, however, that no such failure shall be deemed a breach of the provisions if Tenant, immediately upon notification, commences to remedy or rectify said failure. The judgement of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any such law, statute, ordinance or governmental rule, regulation, requirement, direction or provision, shall be conclusive of that fact as between Landlord and Tenant. Tenant shall, at its sole cost and expense, comply with any and all requirements pertaining to said Premises, of any insurance organization or company, necessary for the maintenance of reasonable fire and public liability insurance covering requirements pertaining to said Premises, of any insurance organization or company, necessary for the maintenance of reasonable fire and public liability insurance covering the Premises.

13. LIENS Tenant shall keep the Premises free from any liens arising out of any work performed, materials furnished or obligation incurred by Tenant. In the event that Tenant shall not, within ten (10) days following the imposition of such lien, cause the same to be released of record, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but no obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All sums paid by Landlord for such purpose, and all expenses incurred by it in connection therewith, shall be payable to Landlord by Tenant on demand with interest at the prime rate of interest as quoted by the Bank of America.

14. ASSIGNMENT AND SUBLETTING Tenant shall not assign, transfer, or hypothecate the leasehold estate under this Lease, or any interest therein, and shall not sublet the Premises, or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person or entity to occupy or use the Premises, or any portion thereof, without, in each case, the prior written consent of Landlord which consent will not be unreasonably withheld. As a condition for granting this consent to any assignment, transfer, or subletting, Landlord may require that Tenant agrees to pay Landlord, as additional rent, all rents or additional consideration received by Tenant from its assignees, transferees, or subtenants in excess of the rent payable by Tenant to Landlord hereunder. Tenant shall, by thirty (30) days written notice, advise Landlord of its intent to assign or transfer Tenant's interest in the Lease or sublet the Premises or any portion thereof for any part of the term hereof. Within thirty (30) days after receipt of said written notice, Landlord may, in its sole discretion, elect to terminate this Lease as to the portion of the Premises described in Tenant's notice on the date specified in Tenant's notice by giving written notice of such election to terminate. If no such notice to terminate is given to Tenant within said thirty
(30) day period, Tenant may proceed to locate an acceptable sublessee, assignee, or other transferee for presentment to Landlord for Landlord's approval, all in accordance with the terms, covenants, and conditions of this paragraph 14. If Tenant intends to sublet the entire Premises and Landlord elects to terminate this Lease, this Lease shall be terminated on the date specified in Tenant's notice. If, however, this Lease shall terminate pursuant to the foregoing with respect to less than all the Premises, the rent, as defined and reserved hereinabove shall be adjusted on a pro rata basis to the number of square feet retained by Tenant, and this Lease as so amended shall continue in full force and effect. In the event Tenant is allowed to assign, transfer or sublet the whole or any part of the Premises, with the prior written consent of Landlord, no assignee, transferee or subtenant shall assign or transfer this Lease, either in whole or in part, or sublet the whole or any part of the Premises, without also having obtained the prior written consent of Landlord. A consent of Landlord to one assignment, transfer, hypothecation, subletting, occupation or use by any other person shall not release Tenant from any of Tenant's obligations hereunder or be deemed to be a consent to any subsequent similar or dissimilar assignment, transfer, hypothecation, subletting, occupation or use by any other person. Any such assignment, transfer, hypothecation, subletting, occupation or use without such consent shall be void and shall constitute a breach of this Lease by Tenant and shall, at the option of Landlord exercised by written notice to Tenant, terminate this Lease. The leasehold estate under this Lease shall not, nor shall any interest therein, be assignable for any purpose by operation of law without the written consent of Landlord. As a condition to its content, Landlord may require Tenant to pay all expenses in connection with the assignment, and Landlord may require Tenant's assignee or transferee (or other assignees or transferees) to assume in writing all of the obligations under this Lease and for Tenant to remain liable to Landlord under the Lease.

15. SUBORDINATION AND MORTGAGES In the event Landlord's title or leasehold interest is now or hereafter encumbered by a deed of trust, upon the interest of Landlord in the land and buildings in which the demised Premises are located, to secure a loan from a lender (hereinafter referred to as "Lender") to Landlord, Tenant shall, at the request of Landlord or Lender, execute in writing an agreement subordinating its rights under this Lease to the lien of such deed of trust, or, if so requested, agreeing that the lien of Lender's deed of trust shall be or remain subject and subordinate to the rights of Tenant under this Lease. Notwithstanding any such subordination, Tenant's possession under this Lease shall not be disturbed if Tenant is not in default and so long as Tenant shall pay all rent and observe and perform all of the provisions set forth in this Lease.

16. ENTRY BY LANDLORD Landlord reserves, and shall at all reasonable times after at least 24 hours notice (except in emergencies) have, the right to enter the Premises to inspect then; to perform any services to be provided by Landlord hereunder, to make repairs or provide any services to a contiguous tenant(s); to submit the Premises to prospective purchasers, mortgagors or tenants; to post notices of nonresponsibility; and to alter, improve or repair the Premises or other parts of the building, all without abatement of rent, and may erect scaffolding and other necessary structures in or through the Premises where reasonably required by the character of the work to be performed; provided, however that the business of Tenant shall be interfered with to the least extent that is reasonably practical. Any entry to the Premises by Landlord for the purposes provided for herein shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the Premises or any portion thereof.

17. BANKRUPTCY AND DEFAULT The commencement of a bankruptcy action or liquidation action or reorganization action or insolvency action or an assignment of or by Tenant for the benefit of creditors, or any similar action taken by Tenant, or the insolvency of Tenant, shall, at Landlord's option, constitute a breach of this Lease by Tenant. If the trustee or receiver appointed to serve during a bankruptcy, liquidation, reorganization, insolvency or similar action elects to reject the Tenant's unexpired Lease, the trustee or receiver shall notify Landlord in writing of its election within thirty (30) days after an order for relief in a liquidation action or within thirty (30 days after the commencement of any action.

      Within thirty (30) days after court approval of the assumption of this Lease, the trustee or receiver shall cure (or provide adequate assurance to the reasonable satisfaction of Landlord that the trustee or receiver shall cure) any and all previous defaults under the unexpired Lease and shall compensate Landlord for all actual pecuniary loss and shall provide adequate assurance of future performance under said Lease to the reasonable satisfaction of Landlord. Adequate assurance of future performance, as used herein, includes, but shall not be limited to: (i) assurance of source and payment of rent, and other consideration due under this Lease; (ii) assurance that the assumption or assignment of this Lease will not breach substantially any provision, such as radius, location, use, or exclusivity provision, in any agreement relating to the above described Premises.
      Nothing contained in this section shall affect the existing right of the Landlord to refuse to accept an assignment upon commencement of or in connection with a bankruptcy, liquidation, reorganization or insolvency action or an assignment of Tenant for the benefit of creditors or other similar act. Nothing contained in this Lease shall be construed as giving or granting or creating an equity in the demised Premises to Tenant. In no event shall the leasehold estate under this Lease, or any interest therein, be assigned by voluntary or involuntary bankruptcy proceeding without the prior written consent of Landlord. In no event shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency or reorganization proceedings.
      The failure to perform or honor any covenant, condition or representation made under this Lease shall constitute a default hereunder by Tenant upon expiration of the appropriate grace period hereinafter provided. Tenant shall have a period of five (5) days from the date of written notice from Landlord within which to cure any default in the payment of rental or adjustment thereto. Tenant shall have a period of thirty (30) days from the date of written notice from Landlord within which to cure any other default under this Lease; provided, however, that if the nature of Tenant's failure is such that more than thirty
(30) days is reasonably required to cure the same, Tenant shall not be in default so long as Tenant commences performance with in such thirty (30) day period and thereafter prosecutes the same to completion. Upon an uncured default of this Lease by Tenant, Landlord shall have the following rights and remedies in addition to any other rights or remedies available to Landlord at law or in equity:
      (a) The rights and remedies provided for by California Civil Code Section 1951.2, including but not limited to, recovery of the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of rental loss for the same period that Tenant proves could be reasonably avoided, as computed pursuant to subsection (b) of said Section 1951.2. Any proof by Tenant under subparagraphs (2) and (3) of
Section 1951.2 of the California Civil Code of the amount of rental loss that could reasonably avoided shall be made in the following manner: Landlord and Tenant shall each select a licensed real estate broker in the business of renting property of the same type and use as the Premises and in the same geographic vicinity. Such two real estate brokers shall select a third licensed real estate broker, and the three licensed real estate brokers so selected shall determine the amount of rental loss that could be reasonably avoided from the balance of the term of this Lease after the time of award. The decision of the majority of said licensed real estate brokers shall be final and binding upon the parties hereto.
      (b) The rights and remedies provided by California Civil Code Section which allows Landlord to continue the Lease in effect and to enforce all of its rights and remedies under the Lease, including the right to recover rent as it becomes due, for so long as Landlord does not terminate Tenant's right to possession; acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver upon Landlord's initiative to protect its interest under this Lease shall not constitute a termination of Tenant's right to possession.
      (c) The right to terminate this Lease by giving notice to Tenant in accordance with applicable law.
      (d) To the extent permitted by law the right and power, to enter the Premises and remove therefrom all persons and property, to store such property in a public warehouse or elsewhere at the cost of and for the account of Tenant, and to sell such property and apply such proceeds therefrom pursuant to applicable California law. Landlord, may from time to time sublet the Premises or any part thereof for such term or terms (which may extend beyond the term of this Lease) and at such rent and such other terms as Landlord in its reasonable sole discretion may deem advisable, with the right to make alterations and repairs to the Premises. Upon each subletting, (i) Tenant shall be immediately liable to pay Landlord, in addition to indebtedness other than rent due hereunder, the reasonable cost of such subletting, including, but not limited to, reasonable attorneys' fees, and any real estate commissions actually paid, and the cost of such reasonable alterations and repairs incurred by Landlord and the amount, if any, by which the rent hereunder for the period of such subletting (to the extent such period does not exceed the term hereof) exceeds the amount to be paid as rent for the Premises for such period or (ii) at the option of Landlord, rents received from subletting shall be applied first to payment of indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any costs of such subletting and of such alterations and repairs; third to payment of rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same becomes due hereunder. If Tenant has been credited with any rent to be received by such subletting under option (i) and such rent shall not be promptly paid to Landlord by the subtenant(s), or if such rentals received from such subletting under option (ii) during any month be less than that to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No taking possession of the Premises by Landlord, shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Tenant. Notwithstanding any such subletting without termination, Landlord at any time hereafter elect to terminate this Lease for such previous breach.
      (e) The right to have receiver appointed for Tenant upon application by Landlord, to take possession of the Premises and to apply any rental collected from the Premises and to exercise all other rights and remedies granted to Landlord pursuant to subparagraph d above.

18. ABANDONMENT Tenant shall not vacate or abandon the Premises at any time during the term of this Lease (except that Tenant may vacate so long as it pays rent, provides an on-site security guard during normal business hours from Monday through Friday, and otherwise performs its obligations hereunder) and if Tenant shall abandon, vacate or surrender said Premises, or be dispossessed by the process of law, or otherwise, any personal property belonging to Tenant and left on the Premises shall be deemed to be abandoned, at the option of Landlord, except such property as may be mortgaged to Landlord.

19. DESTRUCTION In the event the Premises are destroyed in whole or in part from any cause, except for routine maintenance and repairs and incidental damage and destruction caused from vandalism and accidents for which Tenant is responsible under Paragraph 6, Landlord may, at its option:
      (a) Rebuild or restore the Premises to their condition prior to the damage or destruction, or
      (b) Terminate this Lease. (providing that the Premises is damaged to the extent of 33 1/3% of the replacement cost).
      If Landlord does not give Tenant notice in writing within thirty (30) days from the destruction of the Premises of its election to either rebuild and restore them, or to terminate this Lease, Landlord shall be deemed to have elected to rebuild or restore them, in which event Landlord agrees, at its expense, promptly to rebuild or restore the Premises to their condition prior to the damage or destruction. Tenant shall be entitled to a reduction in rent while such repair is being made in the proportion that the area of the Premises rendered untenantable by such damage bears to the total area of the Premises.
If Landlord initially estimates that the rebuilding or restoration will exceed 180 days or if Landlord does not complete the rebuilding or restoration within one hundred eighty (180) days following the date of destruction (such period of time to be extended for delays caused by the fault or neglect of Tenant or because of Acts of God, acts of public agencies, labor disputes, strikes, fires, freight embargos, rainy or stormy weather, inability to obtain materials, supplies or fuels, acts of contractors or subcontractors, or delay of the contractors or subcontractors due to such causes or other contingencies beyond the control of Landlord), then Tenant shall have the right to terminate this Lease by giving fifteen (15) days prior written notice to Landlord. Notwithstanding anything herein to the contrary, Landlord's obligation to rebuild or restore shall be limited to the building and interior improvements constructed by Landlord as they existed as of the commencement date of the Lease and shall not include restoration of Tenant's trade fixtures, equipment, merchandise, or any improvements, alterations or additions made by Tenant to the Premises, which Tenant shall forthwith replace or fully repair at Tenant's sole cost and expense provided this Lease is not canceled according to the provisions above.
      Unless this Lease is terminated pursuant to the foregoing provisions, this Lease shall remain in full force and effect. Tenant hereby expressly waives the provisions of Section 1932, Subdivision 2, in Section 1933, Subdivision 4 of the California Civil Code.
      In the event that the building in which the Premises are situated is damaged or destroyed to the extent of not less than 33% of the replacement cost thereof, Landlord may elect to terminate this Lease, whether the Premises be injured or not. In the event the destruction of the Premises is caused by Tenant, Tenant shall pay deductible portion of Landlord's insurance proceeds.

20. EMINENT DOMAIN If all or any part of the Premises shall be taken by any public or quasi-public authority under the power of eminent domain or conveyance in lieu thereof, this Lease shall terminate as to any portion of the Premises so taken or conveyed on the date when title vests in the condemnor, and Landlord shall be entitled to any and all payment, income, rent, award, or any interest therein whatsoever which may be paid or made on connection with such taking or conveyance, and Tenant shall have no claim against Landlord or otherwise for the value of any unexpired term of this Lease. Notwithstanding the foregoing paragraph, any compensation specifically awarded Tenant for loss of business, Tenant's personal property, moving cost or loss of goodwill, shall be and remain the property of Tenant.
      If any action or proceeding is commenced for such taking of the Premises or any part thereof, or if Landlord is advised in writing by an entity or body having the right or power of condemnation of its intention to condemn the premises or any portion thereof, then Landlord shall have the right to terminate this Lease by giving Tenant written notice thereof within sixty (60) days of the date of receipt of said written advice, or commencement of said action or proceeding, or taking conveyance, which termination shall take place as of the first to occur of the last day of the calendar month next following the month in which such notice is given or the date on which title to the Premises shall vest in the condemnor.
     In the event of such a partial taking or conveyance of the Premises, if the portion of the Premises taken or conveyed is so substantial that the Tenant can no longer reasonably conduct its business, Tenant shall have the privilege of terminating this Lease within sixty (60) days from the date of such taking or conveyance, upon written notice to Landlord of its intention so to do, and upon such notice of this Lease shall terminate on the last day of the calendar month next following the month in which such notice is given, upon payment by Tenant of the rent from the date of such taking or conveyance to the date of termination.
      If a portion of the Premises be taken by condemnation or conveyance in lieu thereof and neither Landlord nor Tenant shall terminate this Lease as provided herein, this Lease shall continue in full force and effect as to the part of the Premises not so taken or conveyed, and the rent herein shall be apportioned as of the date of such taking or conveyance so that thereafter the rent to be paid by Tenant shall be in the ratio that the area of the portion of the Premises not so taken or conveyed to the total area of the Premises prior to such taking.

21. SALE OR CONVEYANCE BY LANDLORD In the event of a sale or conveyance of the Premises or any interest therein, by any owner of the reversion then consulting Landlord, the transferor shall thereby be released from any further liability upon any of the terms, covenants or conditions (express or implied) herein contained in favor of Tenant, and in such event, insofar as such transfer is concerned, Tenant agrees to look solely to the responsibility of the successor in interest of such a transferor in and to the Premises and this Lease. This Lease shall not be affected by any such sale or conveyance, and Tenant agrees to attorn to the successor in interest of such transferor.

22.  ATTORNMENT TO LENDER OR THIRD PARTY  In the event the interest of
Landlord in the land and buildings in which the leased Premises are located (whether such interest of Landlord is a fee title interest or a leasehold interest) is encumbered by deed of trust, and such interest is acquired by the lender or any third party through judicial foreclosure or by exercise of a power of sale at private trustee's foreclosure sale, Tenant hereby agrees to attorn to the purchaser at any such foreclosure sale and to recognize such purchaser as the Landlord under this Lease. In the event the lien of the deed of trust securing the loan from a lender to Landlord is prior and paramount to the Lease, this Lease shall nonetheless continue in full force and effect for the remainder of the unexpired term hereof, at the same rental herein reserved and upon all the other terms, conditions and covenants herein contained.

23. HOLDING OVER Any holding over by Tenant after expiration or other termination of the term of this Lease with the written consent of Landlord delivered to Tenant shall not constitute a renewal or extension of the Lease or give Tenant any rights in or to the leased Premises except as expressly provided in this Lease. Any holding over after the expiration or other termination of the term of this Lease, with consent of Landlord, shall be construed to be a tenancy from month to month, on the same terms and conditions herein specified insofar as applicable except that the monthly Basic Rent shall be increased to an amount equal to one hundred fifty (150%) percent of the monthly Basic Rent required during the last month of the Lease term.

24.  CERTIFICATE OF ESTOPPEL  Tenant shall at any time upon not less than ten
(10) days prior written notice to Landlord execute, acknowledge and deliver to Landlord a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults, if any, are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises. Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant that this Lease is in full force and effect, without modification except as may be represented by Landlord; that there are no uncured defaults in Landlord's performance, and that not more than one month's rent has been paid in advance.

25. CONSTRUCTION CHANGES It is understood that the description of the Premises and the location of ductwork, plumbing and other facilities therein are subject to such minor changes as Landlord or Landlord's architect determines to be desirable in the course of construction of the Premises, and no such changes shall affect this Lease or entitle Tenant to any reduction of rent hereunder or result in any liability of Landlord to Tenant. Landlord does not guarantee the accuracy of any drawings supplied to Tenant and verification of the accuracy of such drawings rests with Tenant.

26. RIGHT OF LANDLORD TO PERFORM All terms, covenants and conditions of this Lease to be performed or observed by Tenant shall be performed or observed by Tenant at Tenant's sole cost and expense and without any reduction of rent. If Tenant shall fail to pay any sum of money, or other rent, required to be paid by it hereunder or shall fail to perform any other term or covenant hereunder on its part to be performed, and such failure shall continue for five (5) days after written notice thereof by Landlord, Landlord, without waiving or releasing Tenant from any obligation of Tenant hereunder, may, but shall not be obligated to, make any such payment or perform other any other term or covenant on Tenant's part to be performed. All sums so paid by Landlord and all necessary costs of such performance by Landlord together with interest thereon at the rate of the prime rate of interest per annum as quoted by the Bank of America from the date of such payment on performance by Landlord, shall be paid (and Tenant covenants to make such payment) to Landlord on demand by Landlord, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of nonpayment by Tenant as in the case of failure by Tenant in the payment of rent hereunder.

27.  ATTORNEYS' FEES
      A. In the event that either Landlord or Tenant should bring suit for the possession of the Premises, for the recovery of any sum due under this Lease, or because of the breach of any provision of this Lease, or for any other relief against the other party hereunder, then all costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party therein shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgement.
      B. Should Landlord be named as a defendant in any suit against Tenant in connection with or arising out of Tenant's occupancy hereunder, Tenant shall pay to Landlord its costs and expenses incurred in such suit, including a reasonable attorneys' fee.

28. WAIVER The waiver by either party of the other party's failure to perform or observe any term, covenant or condition herein contained to be performed or observed by such waiving party shall not be deemed to be a waiver of such term, covenant or condition or condition or of any subsequent failure of the party failing to perform or observe the same or any other such term, covenant or condition therein contained, and no custom or practice which may develop between the parties hereto during the term hereof shall be deemed a waiver of, or in any way affect, the right of either party to insist upon performance and observance by the other party in strict accordance with the terms hereof.

29. NOTICES All notices, demands, requests, advises or designations which may be or are required to be given by either party to the other hereunder shall be in writing. All notices, demands, requests, advises or designations by Landlord to Tenant shall be sufficiently given, made or delivered if personally served on Tenant by leaving the same at the Premises of if sent by United States certified or registered mail, postage prepaid, addressed to Tenant. All notices, demands, requests, advices or designations by Tenant to Landlord shall be sent by United States certified or registered mail, postage prepaid, addressed to Landlord at its offices at PEERY/ARRILLAGA, 2560 COLLEGE BOULEVARD, #101, SANTA CLARA, CA 95054. Each notice, request, demand, advice or designation referred to in this paragraph shall be deemed received on the date of the personal service or mailing thereof in the manner herein provided, as the case may be.

30. EXAMINATION OF LEASE Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and this instrument is not effective as a lease or until its execution and delivery by both Landlord and Tenant.

31. DEFAULT BY LANDLORD Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event earlier than thirty (30 days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have heretofore been furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligations; provided, however, that if the nature of Landlord's obligations is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecuted the same to completion.

32. CORPORATE AUTHORITY If Tenant is a corporation (or a partnership), each individual executing this Lease on behalf of said corporation (or partnership) represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation (or partnership) in accordance with the by-laws of said corporation (or partnership in accordance with the partnership agreement) and that this Lease is binding upon said corporation (or partnership) in accordance with its terms. If Tenant is a corporation, Tenant shall, within thirty (30) days after execution of this Lease, deliver to Landlord a certified copy of the resolution of the Board of Directors of said corporation authorizing or ratifying the execution of this Lease.

33. LIMITATION OF LIABILITY In consideration of the benefits accruing hereunder, Tenant and all successors and assigns covenant and agree that, in the event of any actual or alleged failure, breach or default hereunder by
Landlord:
      (a) the sole and exclusive remedy shall be against Landlord and Landlord's assets;
      (b) no partner of Landlord shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction of the partnership);
      (c) no service of process shall be made against any partner of Landlord (except as may be necessary to secure jurisdiction of the partnership);
      (d) no partner of Landlord shall be required to answer or otherwise plead to any service of process;
      (e) no judgement will be taken against any partner of Landlord;
      (f) any judgement taken against any partner of Landlord may be vacated and set aside at any time without hearing;
      (g) no writ of execution will ever be levied against the assets of any partner of Landlord;
      (h) these covenants and agreements are enforceable both by Landlord and also by any partner of Landlord.
      Tenant agrees that each of the foregoing covenants and agreements shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by statute or at common law.

34. SIGNS No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed or printed or affixed on to or to any part of the outside of the Premises or any exterior windows of the Premises without written consent of Landlord first had and obtained and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Tenant. If Tenant is allowed to print or affix or in any way place a sign in, on, or about the Premises, upon expiration or sooner termination of this Lease, Tenant at Tenant's sole cost and expense shall both remove such sign and repair all damage in such a manner as to restore all aspects of the appearance of the Premises to the condition prior to the placement of said sign.
      All approved signs or lettering on outside doors shall be printed, affixed or inscribed at the expense of Tenant by a person approved of by Landlord.
      Tenant shall not place anything or allow anything to be placed near the glass of any window, door partition or wall which may appear unsightly from outside the Premises. Tenant shall have the right to place Tenant's business name, building number and street address on the exterior windows of the Premises. In addition, Tenant shall have the right to use twenty five percent (25%) of the building monument sign. Tenant shall comply with any government rules and regulations regarding signage. Tenant's sign shall be provided for by Tenant at Tenant's sole cost and expense.

35.  MISCELLANEOUS AND GENERAL PROVISION
     A. USE OF BUILDING NAME. Tenant shall not, without the written consent of Landlord, use the name of the building for any purpose other than as the address of the business conducted by Tenant in the Premises.

     B. CHOICE OF LAW; SEVERABILITY. This Lease shall in all respects be governed by and construed in accordance with the laws of State of California. If any provision of this Lease shall be invalid, unenforceable or in effective for any reason whatsoever, all other provisions hereof shall be and remain in full force and effect.

      C. DEFINITION OF TERMS. The term "Premises" includes the space leased hereby and any improvements now or hereafter installed therein or attached thereto. The term "Landlord" or any pronoun used in place thereof includes the plural as well as the singular and the successors and assigns of Landlord. The term "Tenant" or any pronoun used in place thereof includes the plural as well as the singular and individuals, firms, associations, partnerships and corporation, and their and each of their respective heirs, executors, administrators, successors and permitted assigns, according to the context hereof, and the provisions of this Lease shall inure to the benefit of and bind such heirs, executors, administrators, successors and permitted assigns.

      The term "person" includes the plural as well as the singular and individuals, firms, associations, partnerships and corporations. Words used in any gender include other genders. If there be more than one Tenant the obligations of Tenant hereunder are joint and several. The paragraph headings of this Lease are for convenience of reference only and shall have no effect upon the construction or interpretation of any provision hereof.

      D. TIME OF ESSENCE. Time is of the essence of this Lease and of each and all of its provisions.

      E. QUITCLAIM. At the expiration or earlier termination of this Lease, Tenant shall execute, acknowledge and deliver to Landlord, within ten (10) days after written demand from Landlord to Tenant, any quitclaim deed or other document required by any reputable title company, licensed to operate in the State of California, to remove the cloud or encumbrance created by this Lease from the real estate property of which Tenant's Premises are a part.

      F. INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS. This instrument along with any exhibits and attachments hereto constitutes the entire agreement between Landlord and Tenant relative to the Premises and this agreement and the exhibits and attachments may be altered, amended or revoked only by an instrument in writing signed by both Landlord and Tenant. Landlord and Tenant agree hereby that all prior or contemporaneous oral agreements between and among themselves and their agents or representatives relative to the leasing of the Premises are merged in or revoked by this agreement.

      G. RECORDING. Neither Landlord nor Tenant shall record this Lease or a short form memorandum hereof without the consent of the other.

      H. AMENDMENTS FOR FINANCING. Tenant further agrees to execute any amendments required by a lender to enable Landlord to obtain financing, so long as Tenant's rights hereunder are not substantially affected.

      I. ADDITIONAL PARAGRAPHS. Paragraphs 39 through 49 are added hereto and are included as a part of this Lease.

      J. CLAUSES, PLATS AND RIDERS. Clauses, plats and riders, if any, signed by Landlord and Tenant and endorsed on or affixed to this Lease are a part hereof.

      K. DIMINUTION OF LIGHT, AIR OR VIEW. Tenant covenants and agrees that no diminution or shutting off of light, air or view by any structure which may be hereafter erected (whether or not by Landlord) shall in any way affect this Lease, entitle Tenant to any reduction of rent hereunder or result in any liability of Landlord to Tenant.

      IN WITNESS WHEREOF, Landlord and Tenant have executed and delivered this Lease as of the day and year first above written.

LANDLORD:                                      TENANT:

JOHN ARRILLAGA SEPARATE PROPERTY TRUST         ALPHA 1 BIOMEDICALS, INC.,
                                               a Delaware corporation

By     /S/JOHN ARRILLAGA                       By  /S/R.J. LANHAM
  -------------------------                       ------------------------
John Arrillaga, Trustee

                                               Title: Vice President, Finance

RICHARD T. PEERY SEPARATE PROPERTY TRUST       Type or Print Name  R.J. LANHAM

By     /S/RICHARD T. PEERY
   --------------------------------
    Richard T. Peery, Trustee

Paragraphs 36 through 46 to Lease Agreement Dated January 22, 1993, By and Between John Arrillaga and Richard T. Peery Separate Property Trusts, as Landlord, and Alpha 1 Biomedicals, a California corporation, as Tenant for 15,018+- Square Feet of Space Located at 810 W. Maude, Ste. 101, Sunnyvale, California.

36. BASIC RENT In accordance with Paragraph 4(a) herein, the total aggregate sum of EIGHT HUNDRED FIFTY SIX THOUSAND TWENTY SIX AND NO/100 DOLLARS ($856,026.00), shall be payable as follows:

       For the period March 1, 1993 through August 31, 1993 No Basic Rent will be due; however, Tenant will be responsible for all additional rent expenses as outlined in Paragraph 4(d).

       On September 1, 1993, the sum of TWELVE THOUSAND SEVEN HUNDRED SIXTY FIVE AND 30/100 DOLLARS ($12,765.30) shall be due, and a like sum due on the first day of each month thereafter, through and including August 1, 1994.

       On September 1, 1994, the sum of THIRTEEN THOUSAND FIVE HUNDRED SIXTEEN AND 20/100 DOLLARS ($13,516.20) shall be due, and a like sum due on the first day of each month thereafter, through and including August 1, 1995.

       On September 1, 1995, the sum of FOURTEEN THOUSAND TWO HUNDRED SIXTY SEVEN AND 10/100 DOLLARS ($14,267.10) shall be due, and a like sum due on the first day of each month thereafter, through and including August 1, 1996.

       On September 1, 1996, the sum of FIFTEEN THOUSAND EIGHTEEN AND NO/100 DOLLARS ($15,018.00) shall be due, and a like sum due on the first day of each month thereafter, through and including August 1, 1997.

        On September 1, 1997, the sum of FIFTEEN THOUSAND SEVEN HUNDRED SIXTY EIGHT AND 90/100 DOLLARS ($15,768.90) shall be due, and a like sum due on the first day of each month thereafter, through and including August 1, 1998; or until the entire aggregate sum of EIGHT HUNDRED FIFTY SIX THOUSAND TWENTY SIX AND NO/100 DOLLARS ($856,026.00) has been paid.

37. "AS-IS" BASIS It is hereby agreed that the Premises leased hereunder is leased strictly on an "as-is" basis and in its present condition, and in the configuration as shown on Exhibit B attached hereto, and by reference made a part hereof. Landlord shall not be required to make, nor be responsible for any cost, in connection with any repair, restoration, and/or improvement to the Premises in order for this Lease to commence. Landlord makes no warranty or representation of any kind or nature whatsoever as to the condition or repair of the Premises, nor as to the use or occupancy which may be made thereof.

38. CONSENT Whenever the consent of one party to the other is required hereunder, such consent shall not be unreasonably withheld.

39. RULES AND REGULATIONS AND COMMON AREA Subject to the terms and conditions of this Lease and such Rules and Regulations as Landlord may from time to time Prescribe, Tenant and Tenant s employees, invitees and customers shall in common with other occupants of the Parcel/Building in which the premises are located, and their respective employees, invitees and customers, and others entitled to the use thereof, have the non-exclusive right to use the access roads, parking areas, and facilities provided and designated by Landlord for the general use and convenience of the occupants of the Parcel/Building in which the Premises are located, which areas and facilities are referred to herein as "Common Area". This right shall terminate upon the termination of this Lease. Landlord reserves the right from time to time to make changes in the shape, size, location, amount and extent of Common Area. Landlord further reserves the right to promulgate such reasonable rules and regulations relating to the use of the Common Area, and any part or parts thereof, as Landlord may deem appropriate for the best interests of the occupants of the Parcel/Building. Such Rules and Regulations may be amended by Landlord from time to time, with or without advance notice, and all amendments shall be effective upon delivery of a copy to Tenant. Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Parcel/Building of any of said Rules and Regulations.

Landlord shall operate, manage and maintain the Common Area. The manner in which the Common Area shall be maintained and the expenditures for such maintenance shall be at the discretion of Landlord.

40.  EXPENSES OF OPERATION, MANAGEMENT, AND MAINTENANCE OF THE COMMON
AREAS OF THE PARCEL AND BUILDING IN WHICH THE PREMISES ARE LOCATED As Additional Rent and in accordance with Paragraph 4D of this Lease, Tenant shall pay to Landlord Tenant's proportionate share (calculated on a square footage or other equitable basis as calculated by Landlord) of all expenses of operation, management, maintenance and repair of the Common Areas of the Parcel/Building, which Landlord shall undertake, including, but not limited to, license, permit, and inspection fees; security; utility charges associated with exterior landscaping and lighting (including water and sewer charges); all charges incurred in the maintenance of landscaped areas, lakes, parking lots, sidewalks, driveways, maintenance, repair and replacement of all fixtures and electrical, mechanical and plumbing systems; structural elements and exterior surfaces of the buildings; salaries and employee benefits of personnel and payroll taxes applicable thereto; supplies, materials, equipment and tools; the cost of capital expenditures which have the effect of reducing operating expenses, provided, however, that in the event Landlord makes such capital improvements, Landlord may amortize its investment in said improvements (together with interest at the rate of fifteen (15%) percent per annum on the unamortized balance) as an operating expense in accordance with standard accounting practices, provided, that such amortization is not at a rate greater than the anticipated savings in the operating expenses.

Notwithstanding anything to the contrary in Paragraph 7 or 43, in the event the entire roof membrane over the Premises leased by Tenant is replaced, at Tenant's sole cost and expense, the following provisions (i) through (iii) shall apply from the date immediately following said replacement: (i) Tenant shall be responsible for paying 100% of any and all costs of maintenance, repairs and replacement of said roof membrane; (ii) Tenant shall pay its pro rata share of any such expense for the roof membrane covering the common area (if any) of the building and (iii) Tenant shall not be responsible for paying for any such expense for the maintenance, repair and or replacement of the roof covering the portion of the building not leased by Tenant or which area is not part of the common area of the building, provided, however, if Tenant causes damage to the roof membrane covering the building or the common area, Tenant shall pay 100% of the cost to repair or replace the roof membrane.

"Additional Rent" as used herein shall not include Landlord's debt repayments; interest on charges, expenses directly or indirectly incurred by Landlord for the benefit of any other tenant; cost for the installation of partitioning or any other tenant improvements; cost of attracting tenants; depreciation; interest; or executive salaries.

As Additional Rent and in accordance with Paragraph 4D of this Lease, Tenant shall pay its proportionate share (calculated on a square footage or other equitable basis as calculated by Landlord) of the cost of operation (including common utilities), management, maintenance, and repair of the building (including common areas such as lobbies, restrooms, janitor's closets, hallways, elevators, mechanical and telephone rooms, stairwells, entrances, spaces above the ceilings and janitorization of said common areas) in which the Premises are located. The maintenance items herein referred to include, but are not limited to, all windows, window frames, plate glass, glazing, truck doors, main plumbing systems of the building (such as water drain lines, sinks, toilets, faucets, drains, showers and water fountains), main electrical systems (such as panels and conduits), heating and airconditioning systems (such as compressors, fans, air handlers, ducts, boilers, heaters), store fronts, roofs, downspouts, building common area interiors (such as wall coverings, window coverings, floor coverings and partitioning), ceilings, building exterior doors, skylights (if any), automatic fire extinguishing systems, and elevators (if any); license, permit and inspection fees; security, salaries and employee benefits of personnel and payroll taxes applicable thereto; supplies, materials, equipment and tools; the cost of capital expenditures which have the effect of reducing operating expenses, provided, however, that in the event Landlord makes such capital improvements, Landlord may amortize its investment in said improvements (together with interest at the rate of fifteen (15%) percent per annum on the unamortized balance) as an operating expense in accordance with standard accounting practices, provided, that such amortization is not at a rate greater than the anticipated savings in the operating expenses. Tenant hereby waives all rights hereunder, and benefits of, subsection 1 of Section 1932 and Sections 1941 and 1942 of the California Civil Code and under any similar law, statute or ordinance now or hereafter in effect.

Notwithstanding anything to the contrary in the Lease, in no event shall Tenant have any obligation to incur, pay directly, or reimburse Landlord for, all or any portion of the claims, costs, losses, fees, charges, maintenance costs, repair costs, and expenses (collectively "Costs") for which Landlord has billed and or has the right to bill another Tenant.

41. UTILITIES OF THE BUILDING IN WHICH THE PREMISES ARE LOCATED As Additional Rent and in accordance with Paragraph 4D of this Lease Tenant shall pay its proportionate share (calculated on a square footage or other equitable basis as calculated by Landlord) of the cost of all utility charges such as water, gas, electricity, telephone, telex and other electronic communications service, sewer service, waste pick-up and any other utilities, materials or services furnished directly to the building in which the Premises are located, including without limitation, any temporary or permanent utility surcharge or other exactions whether or not hereinafter imposed.

Landlord shall not be liable for and Tenant shall not be entitled to any abatement or reduction of rent by reason of any interruption or failure of utility services to the Premises when such interruption or failure is caused by accident, breakage, repair, strikes, lockouts, or other labor disturbances or labor disputes of any nature, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord.

Provided that Tenant is not in default in the performance or observance of any of the terms, covenants or conditions of this Lease to be performed or observed by it. Landlord shall furnish to the Premises between the hours of 8:00 am and 6:00 pm, Mondays through Fridays (holidays excepted) and subject to the rules and regulations of the Complex hereinbefore referred to, reasonable quantities of water, gas and electricity suitable for the intended use of the Premises and heat and airconditioning required in Landlord's judgment for the comfortable use and occupation of the Premises for such purposes. Tenant agrees that at all times it will cooperate fully with Landlord and abide by all regulations and requirements that Landlord may prescribe for the proper functioning and protection of the building heating, ventilating and airconditioning systems. Whenever heat generating machines, equipment, or any other devices (including exhaust fans) are used in the Premises by Tenant which affect the temperature or otherwise maintained by the airconditioning system, Landlord shall have the right to install supplementary airconditioning units in the Premises and the cost thereof, including the cost of installation and the cost of operation and maintenance thereof, shall be paid by Tenant to Landlord upon demand by Landlord. Tenant will not, without the written consent of Landlord, use any apparatus or device in the Premises (including, without limitation), electronic data processing machines or machines using current in excess of 110 Volts which will in any way increase the amount of electricity, gas, water or airconditioning usually furnished or supplied to premises being used as general office space, or connect with electric current (except through existing electrical outlets in the Premises), or with gas or water pipes any apparatus or device for the purposes of using electric current, gas, or water. If Tenant shall require water, gas, or electric current in excess of that usually furnished or supplied to premises being used as general office space, Tenant shall first obtain the written consent of Landlord, which consent shall not be unreasonably withheld and Landlord may cause an electric current, gas or water meter to be installed in the Premises in order to measure the amount of electric current, gas or water consumed for any such excess use. The cost of any such meter and of the installation, maintenance and repair thereof, all charges for such excess water, gas and electric current consumed (as shown by such meters and at the rates then charged by the furnishing public utility); and any additional expense incurred by Landlord in keeping account of electric current, gas, or water so consumed shall be paid by Tenant, and Tenant agrees to pay Landlord therefor promptly upon demand by Landlord.

42. PARKING Tenant shall have the right to the nonexclusive use of sixty four (64) parking spaces in the common parking area of the building. Tenant agrees that Tenant, Tenant's employees, agents, representatives, and/or invitees shall not use parking spaces in excess of said 64 parking spaces allocated to Tenant hereunder. Landlord shall have the right, at Landlord's sole discretion, to specifically designate the location of Tenant's parking spaces within the common parking area of the building in the event of a dispute among the tenants occupying the building referred to herein, in which event Tenant agrees that Tenant, Tenant's employees, agents, representatives and/or invitees shall not use any parking spaces other than those parking spaces specifically designated by Landlord for Tenant's use. Said parking spaces, if specifically designated by Landlord to Tenant, may be relocated by Landlord at any time, and from time to time. Landlord reserves the right, at Landlord's sole discretion, to rescind any specific designation of parking spaces, thereby returning Tenant's parking spaces to the common parking area. Landlord shall give Tenant written notice of any change in Tenant's parking spaces. Tenant shall not, at any time, park, or permit to be parked, any trucks or vehicles adjacent to the loading area so as to interfere in any way with the use of such areas, nor shall Tenant, at any time, park or permit the parking of Tenant's trucks and other vehicles or the trucks and vehicles of Tenant's suppliers or others, in any portion of the common areas not designated by Landlord for such use by Tenant. Tenant shall not park nor permit to be parked, any inoperative vehicles or equipment on any portion of the common parking area or other common areas of the building.
Tenant agrees to assume responsibility for compliance by its employees with the parking provision contained herein. If Tenant or its employees park in other than designated parking areas, then Landlord may charge Tenant, as an additional charge, and Tenant agrees to pay Ten Dollars ($10.00) per day for each day or partial day each such vehicle is parking in any area other than that designated. Tenant hereby authorizes Landlord, at Tenant's sole expense, to tow away from the building any vehicle belonging to Tenant or Tenant's employees parked in violation of these provisions, or to attach violation stickers or notices to such vehicles. Tenant shall use the parking area for vehicle parking only and shall not use the parking areas for storage.

43. FIRST OPTION TO EXTEND LEASE FOR FIVE (5) YEARS Provided Tenant is not in default of any of the terms, covenants, and conditions of this Lease Agreement, Landlord hereby grants to Tenant an Option to Extend this Lease Agreement for an additional five (5) year period upon the following terms and conditions:

     A. Tenant shall give Landlord written notice of Tenant's exercise of this Option to Extend not later than February 28, 1998, in which event the Lease shall be considered extended for an additional five (5) years upon the same terms and conditions, absent this Paragraph 46, and subject to the rental set forth below. In the event that Tenant fails to timely exercise Tenant's option as set forth herein in writing, Tenant shall have no further Option to Extend this Lease, and this Lease shall continue in full force and effect for the full remaining term hereof, absent of this Paragraph 46.

     B. The following summarizes the per square foot charge by period under the Lease Agreement that would be applied to the Option to Extend:


           Period                  PSF Rate
      09/01/98-08/31/99              $1.10
      09/01/99-08/31/00              $1.15
      09/01/00-08/31/01              $1.20
      09/01/01-08/31/02              $1.25
      09/01/02-08/31/03              $1.30

     C. The option rights of Tenant under this and the extended term thereunder, are granted for Tenant's personal benefit and may not be assigned or transferred by Tenant, except to a parent corporation, subsidiary corporation, or corporation with which Tenant merges or consolidates or to whom Tenant sells all or substantially all of its assets as provided for in Paragraph 16, either voluntarily or by operation of law, in any manner whatsoever. In the event that Landlord consents to a sublease or assignment under Paragraph 16, the option granted herein and any extended term thereunder shall be void and of no force and effect, whether or not Tenant shall have purported to exercise such option prior to such assignment or sublease, except an assignment or sublease to a parent corporation, subsidiary corporation, or corporation with which Tenant merges or consolidates or to whom Tenant sells all or substantially all of its assets.

      D. INCREASED SECURITY DEPOSIT In the event the term of Tenant's Lease is extended pursuant to this Paragraph 46, Tenant's security deposit shall be increased to equal twice the Basic Rental due for the last month of the extended term (i.e. $19,523.40 per month X 2 = $39,046.80).


44. SECOND OPTION TO EXTEND LEASE FOR FIVE (5) YEARS Provided Tenant is not in default of any of the terms, covenants, and conditions of this Lease Agreement and Tenant exercised it's First Option to Renew as set forth in Paragraph 46 above, Landlord hereby grants to Tenant a Second Option to Extend this Lease Agreement for an additional five (5) year period upon the following terms and conditions:

      A. Tenant shall give Landlord written notice of Tenant's exercise of this Option to Extend not later than February 28, 2003, in which event the Lease shall be considered extended for an additional five (5) years upon the same terms and conditions, absent this Paragraph 47, and subject to the rental set forth below. In the event that Tenant fails to timely exercise Tenant's option as set forth herein in writing, Tenant shall have no further Option to Extend this Lease, and this Lease shall continue in full force and effect for the full remaining term hereof, absent of this Paragraph 47.

      B. The following summarizes the per square foot charge by period under the Lease Agreement that would be applied to the Option to Extend:


                Period             PSF Rate


                                        21

          09/01/03-08/31/04        $1.35
          09/01/04-08/31/05        $1.40
          09/01/05-08/31/06        $1.45
          09/01/06-08/31/07        $1.50
          09/01/07-08/31/08        $1.55

      C. The option rights of Tenant under this paragraph, and the extended term thereunder, are granted for Tenant's personal benefit and may not be assigned or transferred by Tenant, except to a parent corporation, subsidiary corporation, or corporation with which Tenant merges or consolidates or to whom Tenant sells all or substantially all of its assets as provided for in Paragraph 16, either voluntarily or by operation of law, in any manner whatsoever. In the event that Landlord consents to a sublease or assignment under Paragraph 16, the option granted herein and any extended term thereunder shall be void and of no force and effect, whether or not Tenant shall have purported to exercise such option prior to such assignment or sublease, except an assignment or a parent corporation, subsidiary corporation, or corporation with which Tenant merges or consolidates or to whom Tenant sells all or substantially all of its assets.

     D. INCREASED SECURITY DEPOSIT In the event the term of Tenant's Lease is extended pursuant to this Paragraph 47, Tenant's security deposit shall be increased to equal twice the Basic Rental due for the last month of the extended term (i.e. $23,277.90 per month X 2 = $46,555.80).

45. HAZARDOUS MATERIALS Landlord and Tenant agree as follows with respect to the existence or use of "Hazardous Materials" (as defined herein) on the Premises and real property located beneath said Premises (hereinafter collectively referred to as the "Property"):

As used herein, the term "Hazardous Materials" shall mean any hazardous or toxic substance, material or waste which is or becomes subject to or regulated by any local governmental authority, the State of California, or the United States Government. The term "Hazardous Materials" includes, without limitation any material or hazardous substance which is (i) listed under Article 9 or defined as "hazardous" or "extremely hazardous" pursuant to Article 11 of Title 22 of the California Administrative Code, Division 4, Chapter 30, (ii) listed or defined as a "hazardous waste" pursuant to the Federal Resource Conservation and Recovery Act, Section 42 U.S.C. Section 6901 et. seq., (iii) listed or defined as a "hazardous substance" pursuant to the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et. seq. (42 U.S.C.
Section 9601), (iv) petroleum or any derivative of petroleum, or (v) asbestos. Tenant shall have no obligation to "clean up", to comply with any law regarding, or to reimburse, release, indemnify, or defend Landlord with respect to any hazardous materials or wastes which Tenant (prior to and during the term of the Lease) or other parties on the Premises did not store, dispose, or transport in, use, or cause to be on the Premises in violation of applicable law, provided, Tenant obtains a statement from a professional, licensed environmental engineer, (which engineer is preapproved by Landlord prior to any such report or analysis being made by said engineer; Landlord will not be unreasonable in granting its approval) stating that the toxic waste problem was not caused by or contributed to by Tenant, its subtenants, or affiliates. Tenant will be responsible for paying any and all related costs associated with the required analysis to allow the approved engineer to make its determination.

Tenant will be 100 percent liable and responsible for any and all "cleanup" of said toxic waste and/or hazardous materials contamination which Tenant, its agents, or its future subtenants and/or assignees, if any, does store, dispose, or transport in, use or cause to be on the Premises (reference to "on the Premises" as used herein, includes on, under or about the Property and Improvements), ( or which originate on Premises during the term of this Lease from any source whatsoever, including third party dumping). Tenant shall indemnify Landlord and hold Landlord harmless from any liabilities, demands, costs, expenses and damages, including, without limitation, attorney fees incurred as a result of any claims resulting from such contamination.

Tenant also agrees not to use or dispose of any toxic waste or hazardous materials on the Premises without first obtaining Landlord's written consent. In the event consent is granted by Landlord, Tenant agrees to complete complete with governmental regulations, and prior to the termination of said Lease Tenant agrees to follow the proper closure procedures and will obtain a clearance from the local fire department and/or the appropriate city agency. If Tenant uses hazardous materials, Tenant also agrees to install, at Tenant's expense, such toxic waste and/or hazardous materials monitoring devices as Landlord deems necessary. It is agreed that the Tenant's responsibilities related to toxic waste and hazardous materials will survive the termination date of the Lease and that Landlord may obtain specific performance of Tenant's responsibilities under this Paragraph 48.

46. TENANT IMPROVEMENTS TO BE INSTALLED AND PAID FOR BY TENANT Subject to the indemnification provided to Landlord by Tenant as stated in Paragraph 48 above, Landlord agrees that Tenant, at its sole cost and expense, may install a tank farm on the Leased Premises, provided Tenant obtains all the required and necessary governing agency(ies) permits and approval(s) and further provided Tenant complies with all governing agency(ies) regulations related to: (i) the installation, maintenance and removal of said tank farm and (ii) the related Hazardous materials used therein. Tenant agrees that prior to the installation of the tank farm Tenant must obtain from landlord written approval regarding the location of said tank farm and must provide Landlord with a copy of all the required permits and approvals as noted herein. Tenant shall determine from Landlord, within 30 days prior to Lease termination, if Landlord wants Tenant to remove said tank farm. In the event Landlord wants the tank farm to remain, it shall remain and Tenant's interest, but not liabilities, shall transfer to Landlord, In the event Landlord wants said tank farm removed, Tenant shall remove the tank farm, at its sole cost and expense, prior to or by the termination date of said Lease.

                                 AMENDMENT NO. 1
                                    TO LEASE


     THIS AMENDMENT NO. 1 is made and entered into this 1st day of September 1993, by and between JOHN ARRILLAGA, Trustee, or his Successor Trustee UTA dated 7/20/77 (JOHN ARRILLAGA SEPARATE PROPERTY TRUST) as amended, and RICHARD T. PEERY, Trustee, or his Successor Trustee UTA dated 7/20/77 (RICHARD T. PEERY SEPARATE PROPERTY TRUST) as amended, collectively as LANDLORD, and ALPHA 1 BIOMEDICALS, INC., a Delaware corporation, as TENANT.


                                    RECITALS


     A. WHEREAS, by Lease Agreement dated January 22, 1993 Landlord leased to Tenant approximately 15,018+/- square feet of that certain 51,680+/- square foot building located at 810 W. Maude Ave., Sunnyvale, California, the details of which are more particularly set forth in said January 22, 1993 Lease Agreement, and

     B. WHEREAS, it is now the desire of the parties hereto to amend the Lease by changing the classification of parking spaces as set forth in Paragraph 42 of said Lease Agreement from sixty-four (64) nonexclusive parking spaces to eight
(8) exclusive parking spaces and fifty-six (56) nonexclusive parking spaces as hereinafter set forth.


                                    AGREEMENT


     NOW THEREFORE, for valuable consideration, receipt of which is hereby acknowledged, and in consideration of the hereinafter mutual promises, the parties hereto do agree as follows:

     1. AMENDMENT TO PARAGRAPH 40 "PARKING": It is agreed between the Parties that the first sentence of said Paragraph 42 shall be deleted and replaced with the following: "Tenant shall have the right to the exclusive use of eight (8) parking spaces to be labeled by Tenant, at Tenant's sole cost and expense, as "Alpha 1 Visitor" and Tenant shall have the right to the nonexclusive use of one fifty-six (56) non-exclusive parking spaces in the common parking area of the Leased Premises." Said exclusive parking spaces are more particularly shown within the area outlined in Red on EXHIBIT A. It is agreed that Landlord shall not be responsible nor liable, in any manner whatsoever, for the enforcement of the reserved use of the exclusive parking spaces. Prior to Lease termination Tenant shall, at its sole cost and expense, remove the "Alpha 1 Visitor" labeling from the reserve parking spaces and return the entire parking area in the condition required under Lease Paragraph 4 "Acceptance and Surrender of Premises." With the exception of the aforementioned changes to said Paragraph 42 the remainder of said Paragraph remains in full force and effect.

     EXCEPT AS MODIFIED HEREIN, all other terms, covenants, and conditions of said January 22, 1993 Lease Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment No. 1 to Lease as of the day and year first hereinabove set forth.

LANDLORD:                                    TENANT:

JOHN ARRILLAGA SEPARATE                      ALPHA 1 BIOMEDICALS, INC.
PROPERTY TRUST                               a Delaware corporation



                                            By_________________________________
By___________________________________
       John Arrillaga, Trustee

                                             ___________________________________
                                             Print or Type Name

RICHARD T. PEERY SEPARATE                    Title:_____________________________
PROPERTY TRUST



By___________________________________
Dated:_______________________________
         Richard T. Peery, Trustee

                                 AMENDMENT NO 2.
                                    TO LEASE

THIS AMENDMENT NO.1 is made and entered into this 27th day of December, 1993, by and between JOHN ARRILLAGA, Trustee, or his Successor Trustee UTA dated 7/20/77 (JOHN ARRILLAGA SEPARATE PROPERTY TRUST) as amended, and RICHARD T. PEERY, Trustee, or his Successor Trustee UTA dated 7/20/77 (RICHARD T. PEERY SEPARATE PROPERTY TRUST) as amended, collectively as LANDLORD, and ALPHA 1 BIOMEDICALS, INC., a Delaware corporation, as TENANT.


                                    RECITALS

     A. WHEREAS, by Lease agreement dated January 22, 1993 Landlord leased to Tenant approximately 15,018+/- square feet of that certain 51,680+/- square foot building located at 810 W. Maude Ave., Sunnyvale, California, the details of which are more particularly set forth in said January 22, 1993 Lease Agreement, and

     B. WHEREAS, the Lease was amended by changing the classification of parking spaces as set forth in Paragraph 42 of said Lease Agreement from sixty-four (64) nonexclusive parking spaces to eight (8) exclusive parking spaces and fifty-six (56) nonexclusive parking spaces, and

     C. WHEREAS, it is now the desire of both parties hereto to amend the Lease by: (i) changing the street address of Tenant's Leased Premises, (ii) increasing the total square footage leased by 11,902+/-, or from 15,018+/- to 26,920+/- square feet, (iii) extending the Lease Term three (3) years five (5) months commencing on September 1, 1998 and ending on January 31, 2002, (iv) amending the Basic Rent schedule to reflect the increases in square footage and Term, (v) deleting Paragraph 43 ("FIRST OPTION TO EXTEND LEASE FOR FIVE (5) YEARS") in its entirety, and (vi) replacing Paragraph 44 ("SECOND OPTION TO EXTEND LEASE FOR FIVE (5) YEARS") as hereinafter set forth.


                                    AGREEMENT

     NOW THEREFORE, for valuable consideration, receipt of which is hereby acknowledged, and in consideration of the hereinafter mutual promises, the parties hereto do agree as follows:

     1. CHANGE IN STREET ADDRESS OF LEASED PREMISES: By direction of the City of Sunnyvale Building Inspection Superintendent, the street address for Tenant's Leased Premises is changed from 810 West Maude to 820 West Maude Avenue, Sunnyvale, California, 94086.

     2. INCREASED PREMISES: Effective February 1, 1994, the size of the Leased Premises shall be increased by 11,902+/- square feet, or from 15,018+/- square feet to 26,920+/- square feet of space. The additional 11,902+/- square feet of space is leased on an "as-is" basis, in its present condition and configuration, as set forth in Blue on EXHIBIT B attached hereto, with the entire interior Leased Premises shown in Red on EXHIBIT B. Total said Premises of 26,920+/- square feet are more particularly shown within the area outlined in Red on EXHIBIT A. The entire Parcel, of which the Leased Premises is a part, is shown within the area outlined in Green on EXHIBIT A.

     3. EXTENDED TERM: Paragraph 2 ("TERM") shall be amended to extend the Term of this Lease three years and five months commencing September 1, 1998 and terminating January 31, 2002.

     4. BASIC RENT SCHEDULE: The Basic Rent schedule, as shown in Paragraph 3(A) of the Lease Agreement, shall be amended as follows:

     On February 1, 1994, the sum of TWENTY-TWO THOUSAND EIGHT HUNDRED EIGHTY-TWO DOLLARS ($22,882.00) shall be due, and a like sum due on the first day of each month thereafter, through and including August 1, 1994.

     On September 1, 1994, the sum of TWENTY-FOUR THOUSAND TWO HUNDRED TWENTY-EIGHT DOLLARS ($24,228.00) shall be due, and a like sum due on the first day of each month thereafter, through and including August 1, 1995.

     On September 1, 1995, the sum of TWENTY-FIVE THOUSAND FIVE HUNDRED SEVENTY-FOUR DOLLARS ($25,574.00) shall be due, and a like sum due on the first day of each month thereafter, through and including August 1, 1996.

     On September 1, 1996, the sum of TWENTY-SIX THOUSAND NINE HUNDRED TWENTY DOLLARS ($26,920.00) shall be due, and a like sum due on the first day of each month thereafter, through and including August 1, 1997.

     On September 1, 1997, the sum of TWENTY-EIGHT THOUSAND TWO HUNDRED SIXTY-SIX DOLLARS ($28,266.00) shall be due, and a like sum due on the first day of each month thereafter, through and including August 1, 1998.

     On September 1, 1998, the sum of TWENTY-NINE THOUSAND SIX HUNDRED TWELVE DOLLARS ($29,612.00) shall be due, and a like sum due on the first day of each month thereafter, through and including August 1, 1999.

     On September 1, 1999, the sum of THIRTY THOUSAND NINE HUNDRED FIFTY-EIGHT DOLLARS ($30,958.00) shall be due, and a like sum due on the first day of each month thereafter, through and including August 1, 2000.

     On September 1, 2000, the sum of THIRTY-TWO THOUSAND THREE HUNDRED FOUR DOLLARS ($32,304.00) shall be due, and a like sum due on the first day of each month thereafter, through and including August 1, 2001.

     On September 1, 2001, the sum of THIRTY-THREE THOUSAND SIX HUNDRED FIFTY DOLLARS ($33,650.00) shall be due, and a like sum due on the first day of each month thereafter, through and including August 1, 2002.

     As a result of the increase in square feet leased, the Aggregate Rental shall be increased by $1,908,568.50, or from $858,026.00 to $2,766,594.50.

     5. INCREASED PARKING: Tenant's nonexclusive parking spaces shall be increased by forty-two (42) spaces or form sixty-four (64) spaces to one hundred six (106) spaces; Tenant's exclusive parking space shall remain at eight (8) spaces for total of one hundred fourteen (114) parking spaces.

     6. SECURITY DEPOSIT: Tenant's security deposit shall be increased by $35,762.20, or from $31,537.80 to $67,300.00, payable February 1, 1994.

     7. DELETE PARAGRAPH 43 ("FIRST OPTION TO EXTEND LEASE FOE FIVE (5) YEARS"): Lease Paragraph 43 ("First Option to Extend Lease for Five (5) Years") of Lease Agreement dated January 22, 1993 shall be deleted in its entirety effective December 27, 1993.

     8.   REPLACEMENT OF LEASE PARAGRAPH 44 ("OPTION TO EXTEND LEASE FOR FIVE
(5) YEARS"): Lease Paragraph 44 ("OPTION TO EXTEND LEASE FOR FIVE (5) YEARS") shall be considered null void and shall be replaced with the following:

"44. SECOND OPTION TO EXTEND LEASE FOR SIX (6) YEARS SEVEN (7) MONTHS": Provided Tenant is not in default of any of the terms, covenants, and conditions of this Lease Agreement, Landlord hereby grants to Tenant a Second Option to Extend this Lease Agreement for an additional six (6) years seven (7) months upon the following terms and conditions:

     A. Tenant shall give the Landlord written notice of Tenant's exercise of this Option to Extend not later than August 31, 2001, in which event the Lease shall be considered extended for an additional six (6) years seven (7) months upon the same terms and conditions, absent this Paragraph 44, and subject to the rental set forth below. In the event that Tenant fails to timely exercise Tenant's option as set forth herein in writing, Tenant shall have no further Option to Extend this Lease, and this Lease shall continue in full force and effect for the full remaining term hereof, absent of this Paragraph 44.

     B. The following summarizes the per foot charge by period under the Lease Agreement that would be applied to the Option to Extend:

     PERIOD                        PSF RATE
     2/01/02-08/31/02              $1.25
     09/01/02-08/31/03             $1.30
     09/01/03-08/31/04             $1.35
     09/01/04-08/31/05             $1.40
     09/01/05-08/31/06             $1.45
     09/01/06-08/31/07             $1.50
     09/01/07-08/31/08             $1.55

     C. The option rights of Tenant under this paragraph, and the extended term thereunder, are granted for Tenant's personal benefit and may not be assigned or transferred by Tenant, except to a parent corporation, or corporation with which Tenant merges or consolidates or to whom Tenant sells all or substantially all of its assets as provided for in Paragraph 14, either voluntarily or by operation of law, in any manner whatsoever. In the event that Landlord consents to a sublease or assignment under Paragraph 14, the option granted herein and any extended term thereunder shall be void and of no force and effect, whether or not Tenant shall have purported to exercise such option prior to such assignment or sublease. except as assignment or sublease to a parent corporation, subsidiary corporation, or corporation with which Tenant merges or consolidates or to whom Tenant sells all or substantially all of its assets.

     D. INCREASED SECURITY DEPOSIT: In the event the term of Tenant's Lease is extended pursuant to this Paragraph 44, Tenant's security deposit shall be increased to equal twice the Basic Rental due for the last month of the extended term (i.e. $23,277.90 per month X 2 = $46,555.80)."

     EXCEPT AS MODIFIED HEREIN, all other terms, covenants, and conditions of said January 22, 1993 Lease Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment No. 2 to Lease as of the day and year first hereinabove set forth.

LANDLORD:                               TENANT:

JOHN ARRILLAGA SEPARATE                 ALPHA 1 BIOMEDICALS, INC.
PROPERTY TRUST                          A DELAWARE CORPORATION

By /S/JOHN ARRILLAGA                    By /S/R.J. LANHAM
  ---------------------------------       ---------------------------------
John Arrillaga, Trustee                 R.J. LANHAM
                                        Vice President Finance & Administration


RICHARD T. PEERY SEPARATE
PROPERTY TRUST

By /S/RICHARD T. PEERY
  ---------------------------------
Richard T. Peery, Trustee               Dated: 1/11/94
                                              ---------------------

                                 AMENDMENT NO. 3
                                    TO LEASE


     THIS AMENDMENT NO. 3 is made and entered into this 1st day of March 1994, by and between JOHN ARRILLAGA, Trustee, or his Successor Trustee UTA dated 7/20/77 (JOHN ARRILLAGA SEPARATE PROPERTY TRUST) as amended, and RICHARD T. PEERY, Trustee, or his Successor Trustee UTA dated 7/20/77 (RICHARD T. PEERY SEPARATE PROPERTY TRUST) as amended, collectively as LANDLORD, and ALPHA 1 BIOMEDICALS, INC., a Delaware corporation, as TENANT.


                                    RECITALS


     A. WHEREAS, by Lease Agreement dated January 22, 1993 Landlord leased to Tenant approximately 15,018+/- square feet of that certain 51,680+/- square foot building located at 810 W. Maude Ave., Sunnyvale, California, the details of which are more particularly set forth in said January 22, 1993 Lease Agreement, and

     B. WHEREAS, the Lease was amended by Amendment No. 1 dated September 1, 1993 by changing the classification of parking spaces as set forth in Paragraph 42 of said Lease Agreement from sixty-four (64) nonexclusive parking spaces to eight (8) exclusive parking spaces and fifty-six (56) nonexclusive parking spaces, and

     C. WHEREAS, the Lease was amended by Amendment No. 2 dated December 27, 1993 by: (i) changing the street address of Tenant's Lease Premises, (ii) increasing the total square footage leased by 11,902+/-, or from 15,018+/- to 26,920+/- square feet, (iii) extending the Lease Term three (3) years five (5) months commencing on September 1, 1998 and ending on January 31, 2002, (iv) amending the Basic Rent schedule to reflect the increases in square footage and Term, (v) deleting Paragraph 43 ("FIRST OPTION TO EXTEND LEASE FOR FIVE (5) YEARS") in its entirety, and (vi) replacing Paragraph 44 ("SECOND OPTION TO EXTEND LEASE FOR FIVE (5) YEARS"), and

     D. WHEREAS, it is now the desire of both parties hereto to amend the Lease by changing the increased square footage commencement date pursuant to Amendment No. 2 from February 1, 1994 to March 1, 1994 and amending the Basic Rent schedule and Aggregate Rent to reflect said change in date as hereinafter set forth.


                                    AGREEMENT


     NOW THEREFORE, for valuable consideration, receipt of which is hereby acknowledged, and in consideration of the hereinafter mutual promises, the parties hereto do agree as follows:

     1.   COMMENCEMENT DATE OF INCREASED PREMISES PURSUANT TO AMENDMENT NO. 2:
Pursuant to Amendment No. 2, said Lease Agreement was amended to increase the square footage from 15,018+/- to 26,920+/- square feet of space effective February 1, 1994. The commencement date of said increase is hereby amended to commence effective March 1, 1994.

     2. BASIC RENT SCHEDULE. The monthly Basic Rent schedule shall be amended as follows:

     On March 1, 1994, the sum of TWENTY-TWO THOUSAND EIGHT HUNDRED EIGHTY-TWO DOLLARS ($22,882.00) shall be due, and a like sum due on the first day of each month thereafter, through and including August 1, 1994.

     On September 1, 1994, the sum of TWENTY-FOUR THOUSAND TWO HUNDRED TWENTY-EIGHT DOLLARS ($24,228.00) shall be due, and a like sum due on the fist day of each month thereafter, through and including August 1, 1995.

     On September 1, 1995, the sum of TWENTY-FIVE THOUSAND FIVE HUNDRED SEVENTY-FOUR DOLLARS ($25,574.00) shall be due, and a like sum due on the first day of each month thereafter, through and including August 1, 1996.

     On September 1, 1996, the sum of TWENTY-SIX THOUSAND NINE HUNDRED TWENTY DOLLARS ($26,920.00) shall be due, and a like sum due on the first day of each month thereafter, through and including August 1, 1997.

     On September 1, 1997, the sum of TWENTY-EIGHT THOUSAND TWO HUNDRED SIXTY-SIX DOLLARS ($28,266.00) shall be due, and a like sum due on the first day of each month thereafter, through and including August 1, 1998.

     On September 1, 1998, the sum of TWENTY-NINE THOUSAND SIX HUNDRED TWELVE DOLLARS ($29,612.00) shall be due, and a like sum due on the first day of each month thereafter, through and including August 1, 1999.

     On September 1, 1999, the sum of THIRTY THOUSAND NINE HUNDRED FIFTY-EIGHT DOLLARS ($30,958.00) shall be due, and a like sum due on the first day of each month thereafter, through and including August 1, 2000.

     On September 1, 2000, the sum of THIRTY-TWO THOUSAND THREE HUNDRED FOUR DOLLARS ($32,304.00) shall be due, and a like sum due on the first day of each month thereafter, through and including August 1, 2001.

     On September 1, 2001, the sum of THIRTY-THREE THOUSAND SIX HUNDRED FIFTY DOLLARS ($33,650.00) shall be due, and a like sum due on the first day of each month thereafter, through and including August 1, 2002.

     As a result of the adjustment of the commencement date of the increase in square feet leased, the Aggregate Rental shall be decreased by $10,116.70, or from $2,766,594.50 to $2,756,477.80.


          EXCEPT AS MODIFIED HEREIN, all other terms, covenants, and conditions of said January 22, 1993 Lease Agreement shall remain in full force and effect.

                                                           Initial:_________

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment No. 3 to Lease as of the day and year first hereinabove set forth.


LANDLORD:                               TENANT:

JOHN ARRILLAGA SEPARATE                 ALPHA 1 BIOMEDICALS, INC.
PROPERTY TRUST                          a Delaware corporation



By_____________________________         By_____________________________
     John Arrillaga, Trustee

                                        _______________________________
                                        Print or Type Name


RICHARD T. PEERY SEPARATE               Title:_________________________
PROPERTY TRUST



By_____________________________         Dated:_________________________

                                               Initial:___________________

                                  EXHIBIT B

                             CONSENT TO ASSIGNMENT


This Consent to Assignment, dated March 20, 1995, (this "Consent") by and between John Arrillaga, as Trustee, or his Successor Trustee, UTA dated 7/20/77 (John Arrillaga Separate Property Trust), as amended, and Richard T. Peery, as Trustee, or his Successor Trustee, UTA dated 7/20/77 (Richard T. Peery Separate Property Trust), as amended (collectively as "Landlord"), Alpha 1 Biomedicals, Inc., a Delaware corporation ("Tenant"), and Scios Nova, Inc., a Delaware corporation ("Assignee"), with reference to the following facts:

      A. Landlord and Tenant entered into that certain Lease Agreement dated January 22, 1993 and subsequent Amendment Nos. 1, 2 and 3 thereto (collectively the "Master Lease"), relating to those certain premises consisting of approximately 26,920+- square feet of space located at 820 W. Maude Avenue, Sunnyvale, California ("Premises").

      B. Tenant and Assignee intend to enter or have entered into an assignment agreement in the form of and on terms set forth in that certain agreement attached hereto as EXHIBIT A ("Assignment"). Subject to the terms of the Assignment and this Consent, Assignee will assume all obligations under the Master Lease as of the Effective Date (as defined within the Assignment).

      C. Tenant has requested that Landlord consent to the Assignment, and Landlord agrees to consent to the Assignment subject to the terms and conditions set forth below; however, Landlord shall not be a party to or in any manner whatsoever be responsible or liable to Tenant or Assignee for the terms and conditions of said Assignment.

      NOW, THEREFORE, in consideration of the foregoing, and in consideration of the mutual agreements and covenants hereinafter set forth, Landlord, Tenant and Assignee agree as follows:

      1. DEFINITIONS. Unless otherwise defined in this Consent, all defined terms used in this Consent shall have the same meaning and definition given them in the Master Lease.

      2. MASTER LEASE. The Assignment is and shall be at all times subject and subordinate to the Master Lease. Assignee acknowledges and agrees that the term of the Assignment shall automatically terminate upon the termination of the Master Lease for any reason whatsoever. To the best of Landlord's knowledge, Tenant is not in default of the Master Lease as of March 20, 1995.

      3. CONSENT OF LANDLORD. Landlord hereby consents to the assignment of the Master Lease to Assignee pursuant to the terms of this Consent. Landlord's consent shall not release Tenant from any of its obligations under the Master Lease or release or alter the liability of Tenant to pay rent and all other sums due under the Master Lease and to perform and comply with all other obligations of Tenant under the Master Lease. As between Landlord and Tenant, the Assignment shall not alter, amend or otherwise modify any provisions of the Master Lease. Landlord shall have no obligation to any party in connection with the Premises other than those obligations set forth in the Master Lease and this Consent.

      4.     ASSIGNMENT OF RENT.

            4.1 Subject to the terms of Section 4.2, Tenant hereby irrevocably assigns and transfers to Landlord Tenant's rights under the Assignment to all rentals and other sums due Tenant from Assignee under the Assignment.

            4.2 Landlord and Tenant agree that Tenant may receive, collect and enjoy the rentals and other sums due under the Master Lease from Assignee. However, if Tenant shall default in the performance of its obligations under the Master Lease, then Landlord may, at its sole option, receive and collect, directly from Assignee, all rentals and other sums due or to be due Tenant under the Assignment. Landlord shall not by reason of the assignment of all rentals and other sums due Tenant under the Assignment nor by reason of the collection of said rentals or other sums from the Assignee, (a) be bound by or become a party to the Assignment, (b) be deemed to have accepted the attornment of Assignee, or (c) be deemed liable to Assignee for any failure of the Tenant to perform and comply with Tenant's obligations under the Assignment. Tenant hereby irrevocably authorizes and directs Assignee, upon receipt of any written notice from Landlord stating that a default exists in the performance of Tenant's obligations under the Master Lease, to pay to Landlord the rents and other income due and to become due under the Assignment. Tenant agrees that Assignee shall have the right to rely solely upon such notice from Landlord, and upon receipt of such notice Assignee agrees to pay directly to Landlord the rent and other income due and to become due under the Assignment. Notwithstanding the foregoing, even if Tenant shall not be in default in performance of its obligations under the Master Lease, Landlord at Tenant's election may receive and collect directly from Assignee, all rentals and other sums due or to be due Tenant under the Assignment without Landlord assuming any obligation or liability to Tenant of any type whatsoever.

            4.3 SECURITY DEPOSIT. Tenant and Assignee agree that upon the Effective Date, Assignee shall pay to Tenant an amount equal to Tenant's Security Deposit required under the Master Lease, and pursuant to Paragraph 4F of the Master Lease, Landlord shall, at the termination of the Master Lease, return the Security Deposit or any balance thereof to Assignee.

      5. INDEMNIFICATION. Tenant and Assignee shall jointly and severally indemnify and hold harmless Landlord and its employees representatives, directors, officers and agents (collectively "Agents"), against and from any and all losses, claims liabilities, judgments, costs, demands, causes of action, and expenses (including, without limitation, reasonable attorneys' fees and consultants' fees) (collectively "Claims") arising from or related to the following: (a) Assignee's use of the Premises or from any activity done, permitted or suffered by Assignee in, on or about the Premises, the Building, or the Property; (b) any act or omission by Tenant, Assignee and/or their respective Agents in connection with or related to the Assignment of the Master Lease, the Building, or the Property; (c) any breach or default in the terms of the Assignment; and (d) any action or proceeding brought on account of any matter referred to in items (a), (b), (c) and/or (d). If any action or proceeding is brought against Landlord by reason of any such Claims, upon notice from Landlord, Tenant and/or

                                                                Initial: _______


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

Assignee, jointly and severally, shall defend the same at Tenant's and/or Assignee's expense with counsel reasonably satisfactory to Landlord. The obligations of Tenant and Assignee under this Section 5 shall survive any termination of the Assignment or the Master Lease.

      6. INSURANCE. Notwithstanding any provision to the contrary in the Assignment, Tenant shall, within ten (10) days of its execution hereof, provide Landlord with a certificate of insurance from Tenant's insurer which confirms that the insurance coverage required to be carried by Tenant under the Master Lease remains in full force and effect, and is not diminished or reduced by the assignment of the Master Lease to Assignee and which names Landlord as additional insured.

      7. EXPENSE UNDER THE ASSIGNMENT. This Consent is conditional upon Landlord's receipt of Landlord's reasonable costs and attorney's fees, to which Landlord is entitled under Paragraph 16 of the Master Lease. Tenant shall immediately reimburse Master Lessor for such fees and costs upon receipt of Master Lessor's statement.

      8.    NO AMENDMENT.  Except as specifically provided for within this
Section 8 and Section 9, in no event shall Landlord's consent to this Assignment be, or be construed as, a modification in and to the terms of the Master Lease, and in the event of any inconsistency between the terms of the approved Assignment and the terms of the Master Lease, the terms of the Master Lease shall prevail.

            8.1 USE. The permitted Use of the Premises, as provided for in Paragraph 1 of the Master Lease, shall be deemed to include the following and Landlord consents to Assignee's use of the Premises in the following ways:

                  8.1.1 Pharmaceutical research, development and manufacturing, including but not limited to, molecular biology, cell biology, tissue culture, organic and peptide chemistry, recombinant expression, fermentation and purification, and analytical support activities as allowed by the governing agency; and

                  8.1.2 Subject to governmental regulation, Assignee shall have the right to use the existing external storage area of the Premises for the storage of materials used by Assignee in the above research, development and manufacturing.

            8.2 SECOND OPTION TO EXTEND LEASE FOR SIX (6) YEARS SEVEN (7) MONTHS. Provided Tenant and/or Assignee are not in default of any of the terms, covenants, and conditions of said Master lease, the rights extended to Tenant relating to the provisions of Master Lease Paragraph 47, "Second Option to Extend Lease for Six (6) Years Seven (7) Months", as amended, shall be extended to Assignee.

            8.3 FURNITURE, FIXTURES AND EQUIPMENT. Pursuant to the Assignment, Assignee is acquiring Tenant's interest in certain movable and attached furniture, fixtures and equipment (the "Equipment") as listed on EXHIBIT B attached hereto. As consideration for Landlord extending the Option to Extend to Assignee as provided for in Section 8.2 above,

Assignee has agreed that, subject to the terms of this Section 8.3, the ownership of said Equipment shall revert to Landlord if Assignee fails to exercise its Option to Extend within eighteen (18) months of the Effective Date of the Assignment; however, Assignee shall have the right of use of said furniture, fixtures and equipment throughout the remaining Term of the Master Lease and any extension thereof. Provided Assignee exercises its Option to Extend within said eighteen (18) month period, Assignee shall retain ownership of said Equipment, and shall have the right, subject to the terms of Master Lease Paragraph 5, "Acceptance and Surrender of Premises", to remove said Equipment at the termination of said Master Lease. Notwithstanding anything to the contrary above, in the event Assignee elects not to remove said Equipment upon Lease Termination, Landlord shall retain its rights as stated in Master Lease Paragraph 5 to require Tenant and/or Assignee to remove the Equipment.

            8.4 REMOVAL OF FERMENTATION TANKS AND RELATED ATTACHABLE MANUFACTURING EQUIPMENT. Notwithstanding anything to the contrary in the Master Lease, Assignee may remove, at any time prior to Lease termination, any and all fermentation tanks and related attachable manufacturing equipment it installs in the Leased Premises; provided, however, Assignee and Tenant shall jointly and severally remain responsible and liable to Landlord for any and all damage caused to the Premises by the installation and/or removal of said tanks and related attachable manufacturing equipment; furthermore, Landlord retains the right, as described in Lease Paragraphs 5 and 49, to require the removal of said tanks and related attachable manufacturing equipment by Tenant and/or Assignee in the event Assignee elects not to remove the same.

            8.5 DEFAULT OF LEASE. Landlord agrees that Assignee shall have the right to cure any default of Tenant under the Master Lease. In the event Tenant is liquidated or files for protection under bankruptcy laws, Landlord shall also send notices of Tenant's default(s) to Assignee.

      9. HAZARDOUS MATERIALS. The parties agree as follows with respect to the existence or use of Hazardous Materials on the Premises, the Building, or the Property:

            9.1 Commencing with the Assignment of said Lease, Assignee, at its sole cost, shall comply with all laws relating to the storage, use, and disposal of Hazardous Materials that Assignee, its agents, employees, contractors, invitees or other parties bring or permit to be brought onto the Premises, the Building, or the Property. If Assignee intends to store, use, or dispose of any Hazardous Materials, Assignee shall first notify Landlord in writing. Such Hazardous Materials shall not be stored, used, or disposed of on the Premises without Landlord's advance written approval. Notwithstanding anything to the contrary in the Master Lease, Assignee and Assignor shall be subject to the following provisions:

            9.2 Any handling, transportation, storage, treatment, disposal or use of Hazardous Materials by Assignee shall strictly comply with all applicable Hazardous Materials Laws. Assignee and Assignor shall indemnify, defend upon demand with counsel reasonably acceptable to, and hold harmless Landlord from and against any liabilities, losses, claims, damages, lost profits, consequential damages, interest, penalties, fines, monetary sanctions, attorneys' fees, experts' fees, court costs, remediation costs, investigation costs, and other expenses which result from or arise in any manner whatsoever out of the use, storage, treatment, transportation, release, or disposal of Hazardous Materials on or about the Premises or Property by Assignee after the date of Assignment.

            9.3 If the presence of Hazardous Materials on the Premises, the Building or the Property caused or permitted by Assignee after the date of the Assignment results in contamination or deterioration of water or soil resulting in a level of contamination greater than the levels established as acceptable by any governmental agency having jurisdiction over such contamination, Assignee shall promptly take any and all action necessary to investigate and remediate such contamination if required by Law or as a condition to the issuance or continuing effectiveness of any governmental approval which relates to the use of the Premises, the Building or the Property or any part thereof. Assignee and Assignor shall further be jointly and severally responsible for, and shall defend, indemnify and hold Landlord and its agents harmless from and against all claims, costs and liabilities, including attorneys' fees and costs, arising out of or in connection with any investigation and remediation required hereunder to return the Premises, the Building or the Property to its condition existing prior to the appearance of such Hazardous Materials. Notwithstanding anything to the contrary above, Assignee, shall not be responsible or liable to remediate or restore the Premises, Building, or the Property, or to indemnify Landlord and its agents under any provision of this Consent or of the Master Lease for any Hazardous Materials contamination caused by Tenant or which occurred prior to the Assignment of said Lease or for any off-site migration of Hazardous Materials onto the Property which was not caused by or contributed to by Assignee.

            9.4 Assignee shall give written notice to Landlord as soon as reasonably practicable of (i) any communication received from any governmental authority concerning Hazardous Materials which relates to the Premises, the Building or the Property, and (ii) any contamination thereof by Hazardous Materials which constitutes a violation of any Hazardous Materials Law.
Assignee may use small quantities of household chemicals such as adhesives, lubricants, and cleaning fluids in order to conduct its business at the Premises and such other Hazardous Materials as are necessary for the operation of Assignee's business of which Landlord receives notice prior to such Hazardous Materials being brought onto the Premises and which Landlord consents in writing may be brought onto the Premises. At any time during the Lease Term, Assignee shall, within five (5) days after written request therefor received from Landlord, disclose in writing all Hazardous Materials that are being used by Assignee on the Premises, the nature of such use, and the manner of storage and disposal.

            9.5 Landlord may cause testing wells to be installed on the Premises or Property, and may cause the ground water to be tested to detect the presence of Hazardous Material by the use of such tests as are then customarily used for such purposes. If Assignee so requests, Landlord shall supply Assignee with copies of such test results. The cost of such tests and of the installation, maintenance, repair and replacement of such wells shall be paid by Assignee if such tests disclose the existence of facts which give rise to liability of Assignee pursuant to its indemnity as described under Section 9.

            9.6 As used herein, the term "Hazardous Material, means any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of California or the United States Government.

            The term "Hazardous Material, includes, without limitation, petroleum products, asbestos, PCB'S, and any material or substance which is (i) listed under Article 9 or defined as hazardous or extremely hazardous pursuant to Article 11 of Title 22 of the California Administrative Code, Division 4, Chapter 20; (ii) defined as a "hazardous waste" pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. 6901 et seq. (42 U.S.C. 6903); or (iii) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. 6901 et seq. (42 U.S.C. 9601). As used herein, the term "Hazardous Material Law" shall mean any statute, law, ordinance, or regulation of any government body or agency (including the U.S. Environmental Protection Agency, the California Regional Water Quality Control Board, and the California Department of Health Services) which regulates the use, storage, release or disposal of any Hazardous Material.

            9.7 The obligations of Assignor and Assignee under this Section 9 on Hazardous Materials shall survive the expiration or earlier termination of the Assignment or the Lease Term. In the event of any inconsistency between any part of this Consent, the Master Lease and this Section 9, the terms of this
Section 9 shall control. Pursuant to Section 9, Assignor and Assignee shall jointly and severally be responsible for and shall defend, indemnify, and hold Landlord and its agents harmless from and against all claims, costs and liabilities, including attorney's fees and costs, arising out of or in connection with the storage, use, or disposal of Hazardous Materials in or about the Premises by Assignee, its agents, employees, contractors, or invitees which occur after the date of the Assignment. Assignee's responsibility and duty as set forth in this Section 9 shall not relieve Tenant of its responsibilities and duties pursuant to Paragraph 48 of the Master Lease.

      10.   MISCELLANEOUS PROVISIONS.

            10.1 Tenant and Assignee agree not to amend, modify, supplement, or otherwise change in any respect the Assignment except with the prior written consent of Landlord.

            10.2 This Consent, together with the provisions of the Master Lease, contains the entire agreement between the parties hereto regarding the matters which are the subject of this Consent.

            10.3 No assignment of this Consent shall be permitted, except with the prior written consent of all parties hereto. Subject to the foregoing, the terms, covenants and conditions of this Consent shall apply to and bind the heirs, successors, the executors and administrators of all the parties hereto.

            10.4 The parties hereto acknowledge and agree that no rule or construction to the effect that any ambiguities are to be resolved against the drafting party, shall be employed in the interpretation of this Consent.

            10.5 If any provision of this Consent is determined to be illegal or unenforceable, such determination shall not affect any other provisions of this Consent and all such other provisions shall remain in full force and effect.

            10.7 In the event of any legal action or proceeding, including, without limitation, arbitration and declaratory relief, is commenced for the purpose of enforcing any rights or remedies pursuant to this Consent, the prevailing party or parties shall be entitled to recover from the non-prevailing party or parties reasonable attorneys' fees, as well as cost of suit, in such action or proceeding, whether or not such action is prosecuted by judgement.

            10.8 This Consent shall be governed by California Law as applied to contracts between parties resident in California and to be performed entirely in California.

      11. REPLACE EXHIBIT B TO THE MASTER LEASE. The parties hereto agree that the attached EXHIBIT I reflecting the current interior configuration of the Leased Premises shall replace the existing EXHIBIT B to the Master Lease. The interior configuration and improvements reflected on said EXHIBIT I shall be the configuration that Assignee and /or Tenant shall be responsible for returning the interior of the Premises to upon Lease termination and the improvements reflected thereon (specifically the Lab areas) shall remain in place upon Lease termination. The foregoing shall not relieve Assignee or Tenant from their obligations under Paragraph 5 ("ACCEPTANCE AND SURRENDER OF PREMISES") of the Master Lease. Tenant or Assignee shall deliver to Landlord a 1/8 inch scale sepia of EXHIBIT I to Landlord by April 15, 1995.

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

IN WITNESS WHEREOF, Landlord, Tenant and Assignee have executed this Consent as of the date and year first hereinabove written.


LANDLORD:

JOHN ARRILLAGA SEPARATE
PROPERTY TRUST


By: /S/JOHN ARRILLAGA
   --------------------------------
John Arrillaga, Trustee


RICHARD T. PEERY SEPARATE
PROPERTY TRUST


By: /S/RICHARD T. PEERY
   --------------------------------
Richard T. Peery, Trustee

TENANT:

ALPHA 1 BIOMEDICALS, INC.,
a Delaware corporation



By: /S/ROBERT J. LANHAM
   --------------------------------------
Robert J. Lanham, Vice President, Finance
and Administration

ASSIGNEE:

SCIOS NOVA, INC.,
a Delaware corporation



By: /S/RICHARD L. CASEY
   --------------------

Its:CHAIRMAN AND CEO

                                  EXHIBIT C


to Assignment of Lease Agreement dated March 22, 1995, by and between Alpha 1 Biomedicals, Inc., Assignor, and Scios Nova Inc., Assignee, relating to 26,920 square feet of space located at 820 West Maude Avenue, Sunnyvale, California.

Existing furniture, fixture and equipment identified in Paragraph 5 of the above Assignment of Lease:

       1. Existing lunch room furniture, open office systems furniture, and reception work station;

       2.   4,000 pound lift truck and pallet Jack;

       3. Merlin phone system with voicemail, paging, conference call, etc., installed throughout the Premises;

       4.   Existing dual chamber walk-in cold box (8 and 12 foot chambers);

       5.   Blue print cabinet.

                                  EXHIBIT D

ASSIGNOR'S PROPERTY TO BE REMOVED

Alpha 1 Logo Oil Painting

Copy machine Xerox model 5322

Air compressor on outside pad

Exterior cyclone fencing at side of building

55 gallon drums of diesel fuel (2)

Dryers (2)

Carboys (4)

Empty 55 gallon drums (2)

Gangbox marked Al Smith Inc.

All chemicals and solvents

Blue drums labeled "PCBs" and "Alpha 1" (2)

Dumpsters